Exhibit 99.1

DDR CORP.    QUARTERLY FINANCIAL SUPPLEMENT    FOR THE PERIOD ENDED SEPTEMBER 30, 2017

DDR Corp.

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.  There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including among other factors, property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our deleveraging strategy; any impact or results from the Company’s portfolio transition or any change in strategy; and the finalization of the financial statements for the period ended September 30, 2017.  For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company's Form 10-K for the year ended December 31, 2016.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

DDR REPORTS THIRD QUARTER 2017 OPERATING RESULTS

BEACHWOOD, OHIO, November 2, 2017 – DDR Corp. (NYSE: DDR) today announced operating results for the quarter ended September 30, 2017.

“Our third quarter results were characterized by better than expected operations in our Continental U.S. portfolio, ongoing improvement to our balance sheet, and an intensive recovery effort in Puerto Rico. All of DDR is working to support our Puerto Rico team, whose dedication amid very difficult conditions has allowed us to achieve reopening of roughly 67% of our leased GLA on the island.  Continental U.S. same store performance was above our expectations due to improved operating margins backed up by steady leasing progress.  Finally, our recent bond issuance and expanded line of credit significantly improved our liquidity and maturity schedule,” commented David R. Lukes, president and chief executive officer.

Financial Highlights

•

Third quarter net loss attributable to common shareholders was $7.4 million, or $0.02 per diluted share as compared to a net loss of $66.0 million, or $0.18 per diluted share, in the year ago-period. The year-over-year increase in net income attributable to common shareholders is primarily attributable to reduction of $15.4 million in the valuation allowance recorded in the first quarter of 2017 on the Company’s preferred investment in two joint ventures, lower impairment charges and a higher gain on sale of real estate assets, partially offset by loss on debt retirement of $65.8 million and hurricane casualty and impairment loss.

•

Third quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $111.2 million or $0.30 per diluted share, compared to $120.6 million or $0.33 per diluted share in the year ago-period. The year-over-year decrease in OFFO is primarily attributable to the dilutive impact of deleveraging asset sales.

Significant Third Quarter Activity

Asset Sales

•	Sold 16 shopping centers and land parcels for an aggregate sales price of $392.1 million, totaling $173.1 million at DDR’s share

Capital Markets

•	Issued $350 million aggregate principal amount of 3.900% senior unsecured notes due 2024
•	Extended the maturity of the Company’s revolving credit facilities and increased borrowing capacity to $1.0 billion
•	Extended the maturity of $200 million of $400 million unsecured term loan
•	Repaid $300 million 7.875% senior unsecured notes due September 2020
•	Repaid $300 million 4.75% senior unsecured notes due April 2018
•	Repaid $200 million secured term loan with 2018 maturity date

Key Operating Results

•

Reported flat same store net operating income on a prorata basis, excluding Puerto Rico; including Puerto Rico same store net operating income decreased -0.9% on a pro rata basis; presentation has been adjusted to include bad debt expense on a comparable basis and exclude hurricane-related activity

•	Executed 315 new leases and renewals for 1.8 million square feet
•

Generated new leasing spreads of 6.8% and renewal leasing spreads of 6.1%, both on a pro rata basis and including Puerto Rico for the quarter, and new leasing spreads of 7.3% and renewal leasing spreads of 6.1%, both on a pro rata basis and including Puerto Rico for the trailing twelve-month period

•	Reported a portfolio leased rate of 93.4% at September 30, 2017, compared to 95.4% at September 30, 2016, on a pro rata basis
•	Annualized base rent per occupied square foot on a pro rata basis was $16.16 at September 30, 2017, compared to $15.36 at September 30, 2016
•

Reported a non-cash lease termination fee of $8.2 million related to the receipt of a 132,700 square foot building triggered by Sears not exercising its option of a ground lease at the Riverdale Village shopping center in Coon Rapids, MN

•

Recognized a $65.8 million loss on extinguishment of debt included in Other income (expense), net. The charge is primarily related to the repayment of the April 2018 and September 2020 unsecured notes in the third quarter

Hurricane casualty, operating and impairment loss

•

The Company’s 12 shopping centers in Puerto Rico were impacted by Hurricane Maria and to a lesser extent Hurricane Irma in September 2017. The physical damage and revenue loss related to Hurricane Irma was minor.  However, the impact of Hurricane Maria was more significant.

•

The Company maintains insurance on its assets in Puerto Rico with policy limits of approximately $330 million for property damage and business interruption. The Company has been actively working with its insurer relating to both the property damage and business interruption claims and has already received an advance. The Company’s insurance policies remain subject to various terms and conditions, including a deductible of approximately $6 million. The financial impact on the quarterly results from hurricanes Irma and Maria is summarized as follows:

o

Reported a reduction of revenues from tenants of $2.6 million related to the period of time in September the Company’s tenants were unable to operate; lost revenue in excess of the approximately $0.9 million business interruption deductible will be included in the Company’s business interruption claim. Since quarter end, the Company has received an advance from its insurer for its business interruption claim in the amount of $2 million, which is expected to be recorded in the fourth quarter. The Company believes its insurance policy provides adequate coverage of lost revenue related to hurricane damage and related store closures.

o	Incurred $1.0 million of Hurricane Irma-related expenses that are within the insurance deductible included in Hurricane casualty and impairment loss on the income statement.
o

Recorded a write-off of real estate assets of $64.8 million, representing the estimated net book value of the damage to shopping centers; established a corresponding receivable of $59.7 million for the related estimated insurance recovery.  The net charge of a $5.1 million represents the estimated insurance deductible on the Company’s property damage claim included in Hurricane casualty and impairment loss on the income statement and added back to FFO. These write-offs are subject to change based on the ongoing damage assessment and repair process.

o	Recorded a valuation allowance of $8.8 million on a Puerto Rico related prepaid tax asset.
o	The above losses were excluded from the Operating FFO calculations and same store net operating income calculations provided later in this release.

Guidance

The Company’s 2017 Continental U.S. operating assumptions are as follows:

•	Revised expected annual growth in same store net operating income range to (0.5%) – 0.5%, for the Continental U.S. Portfolio at DDR’s share from a previous range of (1.0%) – 0.5%
•

The Company is withdrawing Puerto Rico same store net operating income guidance due to the uncertainties surrounding the timing of business interruption insurance payments. Although the Company expects to be reimbursed under its business interruption insurance policy for its lost net operating income, there is generally a lag related to the receipt of insurance recoveries impacting period-over-period comparability.

•	Expected leased rate at year end for the Continental U.S. Portfolio of 93.25% to 93.75%
•	Revised expected General and Administrative expenses of approximately $72 million from a previous range of $72 to $75 million
•	Expected Fee income of $30 to $33 million
•	Expected Interest income of $26 to $29 million
•	Expected redevelopment activity placed in service of $80 million (approximately $40 million of incremental same store NOI) weighted towards the second half of the year at high single-digit yields

About DDR Corp.

DDR is an owner and manager of 286 value-oriented shopping centers representing 97 million square feet in 33 states and Puerto Rico. The Company owns a high-quality portfolio of open-air shopping centers in major metropolitan areas that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company actively manages its assets with a focus on creating long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 8:30 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investors portion of DDR's website, www.ddr.com/events, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 7794199 at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at www.ddr.com/events for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website at www.ddr.com.

Non-GAAP Measures

FFO is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss), adjusted to exclude:  (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the NAREIT definition. The Company calculates Operating FFO by excluding certain non-operating charges and gains. Operating FFO is useful to investors as the Company removes non-comparable charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. The Company presents SSNOI both with and without provisions for uncollectible amounts and/or recoveries thereof. SSNOI also excludes activity associated with development and major redevelopment and single tenant assets and includes assets owned in comparable periods (15 months for quarter comparisons). SSNOI excludes all non-property and corporate level revenue and expenses as well as hurricane-related losses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our deleveraging strategy; any impact or results from the Company’s portfolio transition or any change in strategy; and the finalization of the financial statements for the period ended September 30, 2017. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's Form 10-K for the year ended December 31, 2016. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DDR Corp.

Income Statement:  Consolidated Interests

	$ in thousands, except per share
		3Q17	3Q16	9M17	9M16
	Revenues (1):
	Minimum rents (2)	$153,925	$177,844	$485,777	$533,275
	Percentage rent	1,016	1,193	4,538	4,783
	Recoveries	51,368	59,743	164,477	182,718
	Other property revenues (3)	13,824	6,458	23,723	16,563
		220,133	245,238	678,515	737,339
	Expenses (4):
	Operating and maintenance	28,950	32,012	94,091	104,600
	Real estate taxes	30,618	36,157	98,691	108,475
		59,568	68,169	192,782	213,075

	Net operating income	160,565	177,069	485,733	524,264

	Other income (expense):
	Fee income	7,291	8,562	25,517	28,205
	Interest income	6,807	9,304	22,365	27,800
	Interest expense	(46,296)	(53,940)	(147,031)	(165,849)
	Depreciation and amortization	(85,210)	(95,451)	(266,370)	(290,051)
	General and administrative (5)	(16,425)	(18,785)	(70,253)	(55,160)
	Other income (expense), net	(64,340)	(384)	(65,298)	3,470
	Impairment charges	(10,284)	(104,877)	(60,353)	(104,877)
	Hurricane casualty and impairment loss (6)	(6,089)	0	(6,089)	0
	Loss before earnings from JVs and other	(53,981)	(78,502)	(81,779)	(32,198)

	Equity in net income (loss) of JVs	4,811	(1,457)	2,429	14,081
	Adjustment (reserve) of preferred equity interests	15,377	0	(60,623)	0
	Loss on sale and change in control	0	(1,087)	0	(1,087)
	Valuation allowance of prepaid tax asset	(8,777)	0	(8,777)	0
	Tax expense	(490)	(398)	(1,186)	(1,101)
	Gain on disposition of real estate, net	44,291	21,368	127,017	47,470
	Net income (loss)	1,231	(60,076)	(22,919)	27,165
	Non-controlling interests	(248)	(284)	(728)	(894)
	Net income (loss) DDR	983	(60,360)	(23,647)	26,271
	Preferred dividends	(8,383)	(5,594)	(20,376)	(16,781)
	Net (loss) income Common Shareholders	($7,400)	($65,954)	($44,023)	$9,490

	Weighted average shares – Basic – EPS	367,686	365,508	367,039	365,062
	Assumed conversion of dilutive securities	0	0	0	320
	Weighted average shares – Diluted – EPS	367,686	365,508	367,039	365,382

	Earnings per common share – Basic & Diluted	($0.02)	($0.18)	($0.12)	$0.02

	Revenue items:
(1)	Lost revenue related to hurricanes	($2,558)	$0	($2,558)	$0
(2)	Ground lease revenue	10,625	10,267	32,314	30,607
(3)	Lease termination fees	9,380	1,684	10,188	3,129

(4)	Operating expenses:
	Recoverable expenses	(54,001)	(62,802)	(176,355)	(193,949)
	Non-recoverable expenses	(4,232)	(4,961)	(13,836)	(16,493)
	Bad debt expense	(1,335)	(406)	(2,591)	(2,633)

(5)	General and administrative expenses:
	Separation charges	0	0	(16,552)	0
	Internal leasing expenses	(1,190)	(1,992)	(4,040)	(6,053)
	Construction administrative costs (capitalized)	1,681	1,773	5,899	5,673

(6)	Hurricane casualty and impairment loss
	Impairment charge (property damage deductible)	(5,100)	0	(5,100)	0
	Clean up costs and other expenses	(989)	0	(989)	0
		(6,089)	0	(6,089)	0

DDR Corp.

Reconciliation:  Net (Loss) Income to FFO and Operating FFO

and Other Financial Information

	$ in thousands, except per share
		3Q17	3Q16	9M17	9M16
	Net (loss) income attributable to Common Shareholders	($7,400)	($65,954)	($44,023)	$9,490
	Depreciation and amortization of real estate	81,064	93,334	258,137	283,814
	Equity in net (income) loss of JVs	(4,811)	1,457	(2,429)	(14,081)
	JVs' FFO	8,268	6,581	21,062	19,157
	Non-controlling interests	76	76	227	227
	Impairment of depreciable real estate (1)	13,620	104,877	54,603	104,877
	Gain on disposition of depreciable real estate, net	(44,477)	(20,234)	(125,900)	(48,484)
	FFO attributable to Common Shareholders	$46,340	$120,137	$161,677	$355,000

	(Adjustment) reserve of preferred equity interests	(15,377)	0	60,623	0
	Hurricane casualty loss (2)	3,616	0	3,616	0
	Impairment charges – non-depreciable assets	1,764	0	10,850	0
	Separation charges	0	0	16,552	0
	Transaction, debt extinguishment, other, net	65,835	540	66,782	179
	Joint ventures - debt extinguishment, transaction, other	95	6	778	26
	Valuation allowance of Puerto Rico prepaid tax asset	8,777	0	8,777	0
	Loss (gain) on disposition of non-depreciable real estate, net	186	(47)	(1,117)	2,101
	Total non-operating items, net	64,896	499	166,861	2,306
	Operating FFO attributable to Common Shareholders	$111,236	$120,636	$328,538	$357,306

	Weighted average shares and units – Basic – FFO & OFFO	368,160	366,220	367,544	365,924
	Assumed conversion of dilutive securities	36	267	56	320
	Weighted average shares and units – Diluted – FFO & OFFO	368,196	366,487	367,600	366,244

	FFO per share – Basic & Diluted	$0.13	$0.33	$0.44	$0.97
	Operating FFO per share – Basic & Diluted	$0.30	$0.33	$0.89	$0.98
	Common stock dividends declared, per share	$0.19	$0.19	$0.57	$0.57

	Certain non-cash items (DDR share):
	Straight-line rent, net	($864)	$1,149	($207)	$3,802
	Amortization of (above)/below-market rent, net	2,369	2,293	10,603	3,849
	Straight-line ground rent income (expense)	(53)	(89)	162	(365)
	Debt fair value and loan cost amortization	(1,096)	(546)	(3,221)	(1,840)
	Capitalized interest expense	529	672	1,405	2,619
	Stock compensation expense	(1,561)	(1,394)	(5,053)	(4,692)
	Non-real estate depreciation expense	(4,101)	(2,067)	(8,043)	(6,092)
	Non-cash interest income	0	1,985	1,283	5,884
	Capital expenditures (DDR share):
	Development and redevelopment costs	20,315	25,737	50,280	76,624
	Maintenance capital expenditures	5,841	7,881	9,865	14,929
	Tenant allowances and landlord work	5,874	7,844	24,957	21,935
	Leasing commissions	589	924	1,966	3,079

(1)	Impairment charges:
	Hurricane impairment charge (property damage deductible)	5,100	0	5,100	0
	Impairment charge on shopping centers marketed for sale	8,520	104,877	49,503	104,877
		13,620	104,877	54,603	104,877
(2)	Hurricane casualty loss (DDR Share):
	Lost tenant revenue	2,571	0	2,571	0
	Clean up costs and other expenses	1,045	0	1,045	0
		3,616	0	3,616	0

DDR Corp.

Balance Sheet:  Consolidated Interests

	$ in thousands
		At Period End
		3Q17	4Q16
	Assets:
	Land	$1,903,805	$1,990,406
	Buildings	6,002,788	6,412,532
	Fixtures and tenant improvements	673,738	735,685
		8,580,331	9,138,623
	Depreciation	(1,942,051)	(1,996,176)
		6,638,280	7,142,447
	Construction in progress and land	116,746	105,435
	Real estate, net	6,755,026	7,247,882

	Investments in JVs	107,643	60,793
	Receivable – preferred equity interests, net	327,309	393,338
	Cash	18,268	30,430
	Restricted cash	1,826	8,795
	Notes receivable, net	19,591	49,503
	Receivables, net (1)	176,561	121,367
	Intangible assets, net	199,486	241,598
	Other assets, net	34,987	43,812
	Total Assets	7,640,697	8,197,518

	Liabilities and Equity:
	Revolving credit facilities	60,000	0
	Unsecured debt	2,809,404	2,913,217
	Unsecured term loan	397,858	398,399
	Secured debt	750,269	1,182,352
		4,017,531	4,493,968
	Dividends payable	78,419	75,245
	Other liabilities (2)	355,731	382,293
	Total Liabilities	4,451,681	4,951,506

	Preferred shares	525,000	350,000
	Common shares	36,782	36,630
	Paid-in capital	5,505,855	5,487,212
	Distributions in excess of net income	(2,886,547)	(2,632,327)
	Deferred compensation	10,381	15,149
	Other comprehensive income	(1,471)	(4,192)
	Common shares in treasury at cost	(9,907)	(14,957)
	Non-controlling interests	8,923	8,497
	Total Equity	3,189,016	3,246,012

	Total Liabilities and Equity	$7,640,697	$8,197,518

(1)	Straight-line rents receivable, net	$61,158	$65,072

(2)	Below-market leases, net	132,850	147,941

DDR Corp.

Reconciliation of Net Income Attributable to DDR to Same Store NOI (1)

$ in thousands
			At DDR Share (Non-GAAP)
	3Q17	3Q16	3Q17	3Q16
GAAP Reconciliation:
Net income (loss) attributable to DDR	$983	($60,360)	$983	($60,360)
Fee income	(7,291)	(8,562)	(7,291)	(8,562)
Interest income	(6,807)	(9,304)	(6,807)	(9,304)
Interest expense	46,296	53,940	46,296	53,940
Depreciation and amortization	85,210	95,451	85,210	95,451
General and administrative	16,425	18,785	16,425	18,785
Other expense, net	64,340	384	64,340	384
Impairment charges	10,284	104,877	10,284	104,877
Hurricane casualty and impairment loss	6,089	0	6,089	0
Equity in net (income) loss of joint ventures	(4,811)	1,457	(4,811)	1,457
(Adjustment) reserve of preferred equity interests	(15,377)	0	(15,377)	0
Loss on sale and change in control	0	1,087	0	1,087
Valuation allowance of prepaid tax asset	8,777	0	8,777	0
Tax expense	490	398	490	398
Gain on disposition of real estate	(44,291)	(21,368)	(44,291)	(21,368)
Income from non-controlling interests	248	284	248	284
Consolidated NOI	160,565	177,069	160,565	177,069
DDR's consolidated JV	0	0	(381)	(417)
Consolidated NOI, net of non-controlling interests	160,565	177,069	160,184	176,652

Net income (loss) from unconsolidated joint ventures	36,080	(16,600)	3,733	(1,835)
Interest expense	24,276	33,567	3,675	5,322
Depreciation and amortization	45,291	47,955	5,518	5,639
Impairment charges	2,160	13,598	432	2,720
Preferred share expense	8,307	8,438	416	422
Other expense, net	6,577	5,829	892	971
Gain on disposition of real estate, net	(31,740)	(658)	(1,572)	(45)
Unconsolidated NOI	90,951	92,129	13,094	13,194

Total Consolidated + Unconsolidated NOI	251,516	269,198	173,278	189,846
Less: Non-Same Store NOI adjustments	(22,302)	(38,249)	(17,944)	(33,048)
Total SSNOI (including Puerto Rico and bad debt expense)	$229,214	$230,949	$155,334	$156,798

Less: Puerto Rico Same Store NOI	(20,221)	(21,625)	(20,221)	(21,625)
Total SSNOI excluding Puerto Rico (including bad debt expense)	$208,993	$209,324	$135,113	$135,173

Add: bad debt expense	790	610	532	313
Total SSNOI (excluding bad debt expense)	$230,004	$231,559	$155,866	$157,111

SSNOI % Change (including Puerto Rico and bad debt expense)	(0.8%)		(0.9%)
SSNOI % Change (excluding Puerto Rico)	(0.2%)		0.0%
SSNOI % Change (excluding bad debt expense)	(0.7%)		(0.8%)

(1) Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Portfolio Summary

GLA in thousands
	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16
Shopping Center Summary
Operating Centers – 100%	286	298	309	319	327
Wholly Owned – Continental U.S.	131	136	144	153	157
Wholly Owned – Puerto Rico	12	12	14	14	14
JV Portfolio	143	150	151	152	156

Owned and Ground Lease GLA – 100%	71,118	72,686	74,400	75,815	76,631
Owned and Ground Lease GLA – DDR Share	47,039	48,053	49,633	50,983	51,508
Wholly Owned – Continental U.S.	38,314	39,307	40,515	41,871	42,380
Wholly Owned – Puerto Rico	4,441	4,441	4,807	4,807	4,807
JV Portfolio – 100%	28,363	28,938	29,078	29,137	29,444
JV Portfolio – DDR Share	4,284	4,305	4,311	4,305	4,321
Unowned GLA – 100%	26,104	27,352	28,586	29,933	30,622

Quarterly Operational Overview
DDR Share
Base Rent PSF	$16.16	$16.09	$15.83	$15.46	$15.36
Base Rent PSF < 10K	$26.93	$26.72	$26.43	$26.16	$26.05
Base Rent PSF > 10K	$13.09	$13.01	$12.83	$12.49	$12.39
Leased Rate	93.4%	93.7%	94.3%	95.0%	95.4%
Commenced Rate	91.4%	91.5%	92.5%	93.8%	93.9%
Leased Rate < 10K SF	87.8%	87.9%	88.3%	89.4%	89.9%
Leased Rate > 10K SF	95.1%	95.4%	96.2%	96.6%	97.0%

Wholly Owned Continental U.S. (100%)
Base Rent PSF	$15.87	$15.79	$15.49	$15.04	$15.01
Leased Rate	93.7%	94.0%	94.7%	95.2%	95.7%
Leased Rate < 10K SF	89.1%	89.4%	89.5%	90.5%	91.2%
Leased Rate > 10K SF	95.0%	95.3%	96.2%	96.5%	97.0%

Wholly Owned Puerto Rico (100%)
Base Rent PSF	$20.60	$20.82	$20.31	$20.59	$19.69
Leased Rate	90.7%	90.4%	90.9%	92.6%	92.6%
Leased Rate < 10K SF	81.3%	80.5%	82.0%	83.6%	83.3%
Leased Rate > 10K SF	95.1%	95.1%	95.1%	96.8%	96.8%

Joint Venture DDR Share
Base Rent PSF	$14.81	$14.71	$14.63	$14.62	$14.56
Leased Rate	93.3%	93.8%	94.6%	95.4%	94.9%
Leased Rate < 10K SF	86.1%	86.2%	87.7%	88.3%	88.0%
Leased Rate > 10K SF	96.0%	96.6%	97.2%	98.1%	97.5%

DDR (100%)
Base Rent PSF	$15.53	$15.46	$15.27	$15.00	$14.92
Base Rent PSF < 10K	$25.56	$25.39	$25.18	$24.95	$24.84
Base Rent PSF > 10K	$12.61	$12.54	$12.41	$12.17	$12.09
Leased Rate	93.3%	93.7%	94.4%	95.0%	95.1%
Commenced Rate	91.6%	91.7%	92.6%	93.6%	93.8%
Leased Rate < 10K SF	87.4%	87.6%	88.1%	88.9%	89.1%
Leased Rate > 10K SF	95.2%	95.7%	96.4%	96.9%	97.0%

Joint Venture (100%)
Base Rent PSF	$14.42	$14.34	$14.26	$14.17	$14.10
Leased Rate	93.2%	93.9%	94.7%	95.2%	94.7%
Leased Rate < 10K SF	86.6%	86.9%	87.8%	87.9%	87.6%
Leased Rate > 10K SF	95.4%	96.2%	96.9%	97.6%	97.1%

Operational Statistics
% of Aggregate Property NOI – Wholly Owned – Continental U.S. – DDR Share	79.2%	79.3%	78.3%	79.5%	80.0%
% of Aggregate Property NOI – Wholly Owned – Puerto Rico – DDR Share	12.4%	12.4%	13.6%	12.7%	12.3%
% of Aggregate Property NOI – Joint Venture – DDR Share	8.4%	8.3%	8.1%	7.8%	7.7%

Same Store NOI
DDR Share (including Puerto Rico)	-0.9%	-0.1%	-0.1%	2.0%	3.4%
Wholly Owned – Continental U.S.	0.1%	0.1%	0.3%	1.7%	3.3%
Wholly Owned – Puerto Rico	-6.5%	-1.0%	-3.3%	-1.1%	2.1%
JV Portfolio at DDR Share	-1.4%	-1.1%	2.2%	5.2%	4.2%
DDR – 100%	-0.8%	-0.1%	0.5%	2.8%	3.3%

TTM Total Leasing – DDR Share (000s)	6,730	6,710	6,175	5,848	6,057
TTM Blended New and Renewal Rent Spreads – DDR Share	6.1%	6.9%	7.8%	9.1%	9.7%

DDR Corp.

Capital Structure

$, shares and units in thousands, except per share
	September 30, 2017	December 31, 2016	December 31, 2015
Capital Structure
Market Value Per Share	$9.16	$15.27	$16.84

Common Shares Outstanding	367,823	366,264	365,264
Operating Partnership Units	399	399	399
Total Outstanding Common Shares	368,222	366,663	365,663

Common Shares Equity	$3,372,914	$5,598,939	$6,157,757

Perpetual Preferred Stock - Class J	200,000	200,000	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	0	0
Total Perpetual Preferred Stock	$525,000	$350,000	$350,000

Unsecured Credit Facilities	60,000	0	210,000
Unsecured Term Loan	400,000	400,000	400,000
Unsecured Notes Payable	2,826,917	2,927,185	3,166,284
Mortgage Debt (includes JVs at DDR share)	1,108,111	1,382,483	1,606,517
Total Debt (includes JVs at DDR share)	4,395,028	4,709,668	5,382,801
Less: Cash (including restricted cash)	20,094	39,225	32,520
Net Debt	$4,374,934	$4,670,443	$5,350,281

Total Market Capitalization	$8,272,848	$10,619,382	$11,858,038

Leverage / Public Debt Covenants
Consolidated Net Effective Debt	4,006,433	4,457,227	5,108,437
Consolidated Adjusted EBITDA - annualized	681,216	683,852	723,753
Consolidated Net Debt / Adjusted EBITDA (1)	5.9X	6.5X	7.1X

Pro-Rata Net Effective Debt	4,357,320	4,863,392	5,541,995
Pro-Rata Adjusted EBITDA - annualized	696,308	705,480	746,453
Pro-Rata Net Debt / Adjusted EBITDA (1)	6.3X	6.9X	7.4X

Outstanding Debt & Obligations	4,053,058	4,533,536	5,188,148
Undepreciated Real Estate Assets	9,132,029	9,698,190	10,595,932
Total Debt to Real Estate Assets Ratio	44%	47%	49%
Covenant	65%	65%	65%

Secured Debt & Obligations	748,799	1,183,277	1,378,970
Total Assets	9,574,389	10,188,963	11,153,874
Secured Debt to Assets Ratio	8%	12%	12%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	7,064,484	7,066,505	7,586,939
Unsecured Debt & Obligations	3,304,259	3,350,259	3,809,178
Unencumbered Assets to Unsecured Debt	214%	211%	199%
Covenant	135%	135%	135%

Net Income Available for Debt Service	574,868	692,499	691,173
Maximum Annual Service Charge	231,171	257,057	298,534
Fixed Charge Coverage Ratio	2.5X	2.7X	2.3X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Debt Extinguishment Costs	638,185	692,982	692,066
Fixed Charge Coverage Ratio Excluding Debt Extinguishment Costs	2.8X	2.7X	2.3X

Credit Ratings (Outlook)
Moody's	Baa2 (Negative)	Baa2 (Stable)	Baa2 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.

DDR Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at DDR Share
	3Q17	3Q16	Change	3Q17	3Q16	Change

Leased Rate	93.2%	94.8%	-1.6%	93.2%	95.0%	-1.8%
Commenced Rate	91.7%	93.6%	-1.9%	91.6%	93.9%	-2.3%

Revenues:
Base Rents	$236,159	$236,480	-0.1%	$158,538	$158,825	-0.2%
Recoveries	78,654	79,790	-1.4%	53,665	55,713	-3.7%
Other	5,459	5,452	0.1%	4,456	4,411	1.0%
	320,272	321,722	-0.5%	216,659	218,949	-1.0%
Expenses:
Operating	(41,807)	(42,007)	-0.5%	(28,480)	(28,667)	-0.7%
Real Estate Taxes	(48,461)	(48,156)	0.6%	(32,313)	(33,171)	-2.6%
Bad Debt Expense	(790)	(610)	29.5%	(532)	(313)	70.0%
	(91,058)	(90,773)	0.3%	(61,325)	(62,151)	-1.3%
Total SSNOI including impact of bad debt expense	$229,214	$230,949	-0.8%	$155,334	$156,798	-0.9%
Total SSNOI excluding impact of bad debt expense	$230,004	$231,559	-0.7%	$155,866	$157,111	-0.8%

Less: Puerto Rico Same Store NOI (2)	(20,221)	(21,625)	-6.5%	(20,221)	(21,625)	-6.5%
Total SSNOI excluding Puerto Rico	$208,993	$209,324	-0.2%	$135,113	$135,173	0.0%

Non-Same Store NOI (3)	22,302	38,249		17,945	33,051
Total Consolidated + Unconsolidated NOI	$251,516	$269,198		$173,279	$189,849

	Same Store at 100%			Same Store at DDR Share
	9M17	9M16	Change	9M17	9M16	Change

Leased Rate	93.2%	94.8%	-1.6%	93.2%	95.0%	-1.8%
Commenced Rate	91.7%	93.6%	-1.9%	91.6%	93.9%	-2.3%

Revenues:
Base Rents	$709,037	$706,662	0.3%	$476,023	$474,878	0.2%
Recoveries	241,554	242,979	-0.6%	166,087	168,513	-1.4%
Other	16,150	15,113	6.9%	13,339	12,541	6.4%
	966,741	964,754	0.2%	655,449	655,932	-0.1%
Expenses:
Operating	(131,564)	(131,664)	-0.1%	(90,005)	(89,657)	0.4%
Real Estate Taxes	(147,737)	(144,013)	2.6%	(100,076)	(98,688)	1.4%
Bad Debt Expense	(3,185)	(3,802)	-16.2%	(2,328)	(2,670)	-12.8%
	(282,486)	(279,479)	1.1%	(192,409)	(191,015)	0.7%
Total SSNOI including impact of bad debt expense	$684,255	$685,275	-0.1%	$463,040	$464,917	-0.4%
Total SSNOI excluding impact of bad debt expense	$687,440	$689,077	-0.2%	$465,368	$467,587	-0.5%

Less: Puerto Rico Same Store NOI (2)	(62,550)	(64,931)	-3.7%	(62,550)	(64,931)	-3.7%
Total SSNOI excluding Puerto Rico	$621,705	$620,344	0.2%	$400,490	$399,986	0.1%

Non-Same Store NOI (3)	71,646	113,289		61,373	98,312
Total Consolidated + Unconsolidated NOI	$755,901	$798,564		$524,413	$563,229

(1) See calculation definition in the Non-GAAP Measures section. Excludes impact of all hurricane related lost revenues, costs and bad debt expense.
(2) Excludes management fees that are eliminated in consolidation.
(3) See Investments section for detail on major redevelopment activity. Includes results of single-tenant assets. Represents 10.4% of 3Q17 and 11.7% of 9M17 total NOI at DDR share.

DDR Corp.

Leasing Summary

At DDR share except for count; $ and GLA in thousands

Leasing Activity
	Comparable Pool							Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread		Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q17	35	75,716	$21.18	$19.83	6.8%		8.3	76	258,889	$18.49	8.8
2Q17	28	147,505	$15.16	$13.78	10.0%		9.2	73	410,093	$16.29	9.7
1Q17	39	369,603	$10.90	$10.60	2.8%	(1)	10.4	78	566,261	$12.57	10.2
4Q16	37	117,938	$18.12	$15.86	14.2%		7.8	73	198,564	$18.03	8.1
	139	710,762	$14.08	$13.12	7.3%		9.2	300	1,433,807	$15.46	9.4

Renewals
3Q17	239	1,533,448	$15.63	$14.73	6.1%		5.0	239	1,533,448	$15.63	5.0
2Q17	185	1,504,824	$13.77	$13.03	5.7%		5.2	185	1,504,824	$13.77	5.2
1Q17	207	1,188,089	$16.07	$15.12	6.3%		4.8	207	1,188,089	$16.07	4.8
4Q16	199	1,069,818	$14.07	$13.29	5.9%		5.2	199	1,069,818	$14.07	5.2
	830	5,296,179	$14.89	$14.04	6.1%		5.0	830	5,296,179	$14.89	5.0

New + Renewals
3Q17	274	1,609,164	$15.90	$14.97	6.2%		5.2	315	1,792,337	$16.05	5.6
2Q17	213	1,652,329	$13.89	$13.10	6.0%		5.6	258	1,914,917	$14.31	6.3
1Q17	246	1,557,692	$14.84	$14.05	5.6%		5.7	285	1,754,350	$14.94	6.2
4Q16	236	1,187,756	$14.48	$13.55	6.9%		5.5	272	1,268,382	$14.69	5.6
	969	6,006,941	$14.79	$13.94	6.1%		5.5	1,130	6,729,986	$15.01	6.0

Net Effective Rents
		Avg	TA	LL Work	Commission	Total	Net	Wtd Avg
		Rent	Capex	Capex	Capex	Capex	Effective	Term
	GLA	PSF	PSF	PSF	PSF	PSF	Rent PSF	(Years)
New Leases (2)
3Q17	189,846	$19.76	$2.17	$1.66	$0.61	$4.44	$15.32	8.5
2Q17	261,257	$17.07	$3.42	$3.79	$0.35	$7.56	$9.51	8.8
1Q17	411,594	$12.67	$1.91	$1.38	$0.22	$3.51	$9.16	9.8
4Q16	187,064	$18.98	$2.81	$1.71	$0.42	$4.94	$14.04	7.9
	1,049,761	$16.17	$2.48	$2.06	$0.35	$4.89	$11.28	8.9

Renewals
3Q17	1,533,448	$15.76	$0.01	$0.00	$0.00	$0.01	$15.75	5.0
2Q17	1,504,824	$13.93	$0.07	$0.00	$0.00	$0.07	$13.86	5.2
1Q17	1,188,089	$16.19	$0.01	$0.00	$0.00	$0.01	$16.18	4.8
4Q16	1,069,818	$14.28	$0.02	$0.02	$0.00	$0.04	$14.24	5.2
	5,296,179	$15.04	$0.03	$0.00	$0.00	$0.03	$15.01	5.0

New + Renewals
3Q17	1,723,294	$16.20	$0.38	$0.29	$0.11	$0.78	$15.42	5.5
2Q17	1,766,081	$14.39	$0.82	$0.85	$0.08	$1.75	$12.64	5.8
1Q17	1,599,683	$15.29	$0.90	$0.64	$0.10	$1.64	$13.65	5.8
4Q16	1,256,882	$14.98	$0.65	$0.40	$0.10	$1.15	$13.83	5.7
	6,345,940	$15.22	$0.69	$0.56	$0.10	$1.35	$13.87	5.7

(1) Excluding the retenanting of a dark but rent-paying anchor box at Plaza del Norte, new leasing spreads for 1Q17 and TTM would be 15.8% and 12.5%, respectively. Excluding Puerto Rico, Continental U.S. new leasing spreads for 1Q17 and TTM would be 17.7% and 13.1%, respectively.

(2) New Leases exclude development and redevelopment activity.

DDR Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	Wholly Owned	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	65	36	101	$26,609	4.0%	$36,644	2,165	4.6%	3,152	A+/A2/NR
2	Bed Bath & Beyond (2)	56	30	86	22,853	3.5%	32,147	1,798	3.8%	2,527	BBB/Baa1/NR
3	PetSmart	53	31	84	18,447	2.8%	27,870	1,161	2.5%	1,790	B/B1/NR
4	Dick's Sporting Goods (3)	22	18	40	16,494	2.5%	26,340	1,135	2.4%	1,956	NR
5	AMC Theatres	7	5	12	16,144	2.4%	22,310	646	1.4%	936	B+/B1/B
6	Best Buy	25	12	37	15,562	2.4%	22,093	1,025	2.2%	1,420	BBB-/Baa1/BBB-
7	Kohl's	19	9	28	14,318	2.2%	19,613	1,821	3.9%	2,484	BBB-/Baa2/BBB
8	Walmart (4)	16	4	20	13,988	2.1%	17,328	2,188	4.7%	2,648	AA/Aa2/AA
9	Ross Stores (5)	40	33	73	13,634	2.1%	21,507	1,298	2.8%	2,144	A-/A3/NR
10	Michaels	37	23	60	12,696	1.9%	18,257	947	2.0%	1,407	BB-/NR/NR
11	Gap (6)	38	24	62	11,522	1.7%	16,737	682	1.4%	1,004	BB+/Baa2/BB+
12	Ulta	38	19	57	10,056	1.5%	14,132	430	0.9%	611	NR
13	Ascena (7)	67	26	93	8,562	1.3%	11,088	422	0.9%	555	B+/Ba3/NR
14	Toys "R" Us (8)	16	5	21	8,214	1.2%	9,044	743	1.6%	884	D/NR/D
15	Office Depot (9)	23	15	38	8,121	1.2%	12,097	529	1.1%	778	NR/B1/NR
16	Barnes & Noble	14	9	23	7,636	1.2%	10,839	382	0.8%	570	NR
17	Kroger (10)	7	12	19	6,974	1.1%	11,374	591	1.3%	1,116	BBB/Baa1/BBB
18	Nordstrom Rack	10	2	12	6,686	1.0%	7,881	367	0.8%	431	BBB+/Baa1/BBB+
19	Lowe's	7	1	8	6,555	1.0%	7,257	935	2.0%	1,047	A-/A3/NR
20	Jo-Ann	18	10	28	6,524	1.0%	9,056	594	1.3%	873	B/B1/NR
21	Petco	21	9	30	6,148	0.9%	7,968	310	0.7%	418	B/B2/NR
22	LA Fitness	9	3	12	6,004	0.9%	8,246	440	0.9%	554	NR
23	Five Below	37	19	56	5,981	0.9%	8,211	347	0.7%	483	NR
24	DSW	16	9	25	5,934	0.9%	8,507	372	0.8%	546	NR
25	Regal Cinemas	7	1	8	5,903	0.9%	8,003	388	0.8%	457	BB-/B1/B+
26	Mattress Firm	40	17	57	5,828	0.9%	7,805	201	0.4%	276	NR
27	Pier 1 Imports	21	14	35	5,436	0.8%	7,790	241	0.5%	360	B/NR/NR
28	Home Depot	6	3	9	5,293	0.8%	6,768	685	1.5%	1,042	A/A2/A
29	Cinemark	4	3	7	5,186	0.8%	7,061	345	0.7%	463	BB/NR/NR
30	Party City	22	16	38	5,083	0.8%	7,840	292	0.6%	476	NR
31	Dollar Tree Stores	37	28	65	5,036	0.8%	7,769	428	0.9%	654	BB+/Ba1/NR
32	Staples	12	16	28	4,827	0.7%	8,493	312	0.7%	568	B+/B1/NR
33	Burlington	8	3	11	4,824	0.7%	6,414	508	1.1%	735	BB/NR/NR
34	AT&T	48	21	69	4,799	0.7%	6,131	126	0.3%	173	BBB+/Baa1/A-
35	Whole Foods	3	2	5	4,653	0.7%	5,395	208	0.4%	259	A+/Baa1/NR
36	Famous Footwear	25	10	35	4,375	0.7%	5,513	213	0.5%	270	BB/Ba2/NR
37	Hobby Lobby	8	8	16	3,929	0.6%	7,184	499	1.1%	877	NR
38	Publix	2	32	34	3,531	0.5%	14,947	402	0.9%	1,640	NR
39	Carter's Childrenswear	29	10	39	3,359	0.5%	4,080	131	0.3%	162	BB+/NR/NR
40	Panera	20	14	34	3,128	0.5%	4,847	103	0.2%	163	NR
41	Tailored Brands (11)	20	8	28	3,084	0.5%	4,170	137	0.3%	190	B/NR/NR
42	Rainbow Apparel	26	8	34	2,915	0.4%	3,638	140	0.3%	188	NR
43	Chili's Restaurant	19	5	24	2,849	0.4%	3,511	120	0.3%	146	BB+/Ba1/BB+
44	Total Wine & More	6	4	10	2,841	0.4%	3,920	159	0.3%	219	NR
45	Footlocker	20	0	20	2,798	0.4%	2,798	78	0.2%	78	BB+/Ba1/NR
46	Stein Mart	7	6	13	2,718	0.4%	4,013	302	0.6%	446	NR
47	Sprint	27	17	44	2,695	0.4%	3,721	67	0.1%	104	B/B2/B+
48	L Brands (12)	23	14	37	2,676	0.4%	3,689	98	0.2%	134	BB+/Ba1/BB+
49	T-Mobile	26	24	50	2,622	0.4%	3,783	57	0.1%	94	BB/NR/NR
50	Giant Eagle	2	3	5	2,587	0.4%	5,289	219	0.5%	449	NR
	Top 50 Total	1,129	651	1,780	$378,637	57.4%	$541,118	27,787	59.1%	40,957
	Total Portfolio				$659,799	100.0%	$969,089	47,039	100.0%	71,118

(1) T.J. Maxx (37) / Marshalls (41) / HomeGoods (18) / Sierra Trading (3)/Homesense(2)						(8) Toys "R" Us (5) / Babies "R" Us (12) / Toys-Babies Combo (4)
(2) Bed Bath (52) / World Market (22) / buybuy Baby (10) / CTS (2)						(9) Office Depot (16) / OfficeMax (22)
(3) Dick's Sporting Goods (37) / Golf Galaxy (3)						(10) Kroger (10) / Harris Teeter (5) / King Soopers (1) / Pick 'n Save (2) / Mariano's (1)
(4) Walmart (15) / Sam's Club (2) / Neighborhood Market (3)						(11) Men's Wearhouse (19) / Jos. A. Bank (7) / K&G Fashion Superstore (2)
(5) Ross Dress for Less (70) / dd's Discounts (3)						(12) Bath & Body Works (32) / Victoria's Secret (5)
(6) Gap (5) / Old Navy (55) / Banana Republic (2)
(7) Ann Taylor (4) / Catherine's (5) / Dress Barn (26) / Justice (21) / Lane Bryant (26) / Maurice's (10) / Roz & Ali (1)

DDR Corp.

Lease Expirations

At DDR share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	3	40	$725	$18.13	0.2%	122	141	$3,790	$26.88	1.7%	125	181	$4,515	$24.94	0.7%
2017	7	214	1,588	$7.42	0.4%	119	175	3,878	$22.16	1.7%	126	389	5,466	$14.05	0.9%
2018	112	2,109	27,749	$13.16	7.2%	745	1,285	34,614	$26.94	15.2%	857	3,394	62,363	$18.37	10.2%
2019	182	3,983	48,167	$12.09	12.5%	732	1,206	32,138	$26.65	14.2%	914	5,189	80,305	$15.48	13.1%
2020	167	3,466	44,775	$12.92	11.6%	684	1,098	30,057	$27.37	13.2%	851	4,564	74,832	$16.40	12.2%
2021	222	4,319	55,245	$12.79	14.3%	686	1,133	28,885	$25.49	12.7%	908	5,452	84,130	$15.43	13.7%
2022	239	5,376	65,161	$12.12	16.8%	596	1,053	29,317	$27.84	12.9%	835	6,429	94,478	$14.70	15.4%
2023	183	3,898	47,282	$12.13	12.2%	256	714	17,885	$25.05	7.9%	439	4,612	65,167	$14.13	10.6%
2024	95	1,913	23,954	$12.52	6.2%	201	563	15,252	$27.09	6.7%	296	2,476	39,206	$15.83	6.4%
2025	63	1,169	17,480	$14.95	4.5%	152	387	10,411	$26.90	4.6%	215	1,556	27,891	$17.92	4.5%
2026	54	842	12,969	$15.40	3.4%	147	414	12,164	$29.38	5.4%	201	1,256	25,133	$20.01	4.1%
Thereafter	99	2,594	41,787	$16.11	10.8%	136	316	8,639	$27.34	3.8%	235	2,910	50,426	$17.33	8.2%
Total	1,426	29,923	$386,882	$12.93	100.0%	4,576	8,485	$227,030	$26.76	100.0%	6,002	38,408	$613,912	$15.98	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	25	$417	$16.68	0.1%	99	103	$3,134	$30.43	1.4%	101	128	$3,551	$27.74	0.6%
2017	3	88	614	$6.98	0.2%	80	125	2,837	$22.70	1.2%	83	213	3,451	$16.20	0.6%
2018	28	344	4,639	$13.49	1.2%	449	749	20,999	$28.04	9.2%	477	1,093	25,638	$23.46	4.2%
2019	21	301	4,395	$14.60	1.1%	431	697	19,598	$28.12	8.6%	452	998	23,993	$24.04	3.9%
2020	25	286	5,047	$17.65	1.3%	392	559	16,981	$30.38	7.5%	417	845	22,028	$26.07	3.6%
2021	27	323	5,589	$17.30	1.4%	401	527	14,582	$27.67	6.4%	428	850	20,171	$23.73	3.3%
2022	39	470	7,590	$16.15	2.0%	370	542	16,313	$30.10	7.2%	409	1,012	23,903	$23.62	3.9%
2023	18	252	4,311	$17.11	1.1%	287	501	13,796	$27.54	6.1%	305	753	18,107	$24.05	2.9%
2024	24	409	5,768	$14.10	1.5%	261	424	12,694	$29.94	5.6%	285	833	18,462	$22.16	3.0%
2025	28	471	5,898	$12.52	1.5%	240	425	11,443	$26.92	5.0%	268	896	17,341	$19.35	2.8%
2026	36	446	7,270	$16.30	1.9%	244	423	11,790	$27.87	5.2%	280	869	19,060	$21.93	3.1%
Thereafter	1,175	26,508	335,344	$12.65	86.7%	1,322	3,410	82,863	$24.30	36.5%	2,497	29,918	418,207	$13.98	68.1%
Total	1,426	29,923	$386,882	$12.93	100.0%	4,576	8,485	$227,030	$26.76	100.0%	6,002	38,408	$613,912	$15.98	100.0%

DDR Corp.

Developments/Redevelopments

$ in thousands
	DDR Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$133,557	$84,091	$49,466	$42,621	$41,470
Redevelopments – Minor (3)		11%	101,784	39,651	62,133	17,823	21,828
Other (4)		N/A	N/A	27,951	0	0	27,951
Undeveloped land (5)		N/A	N/A	25,497	0	0	25,497
			$235,341	$177,190	$111,599	$60,444	$116,746

Redevelopments – Major

Belgate Shopping Center (expansion) (Charlotte, NC)	100%		$23,778	$20,682	$3,096	$13,181	$7,501	3Q16	4Q17	Burlington, T.J. Maxx

Kenwood Square (Cincinnati, OH)	100%		30,928	23,575	7,353	19,384	4,191	4Q16	2Q18	Dick's Sporting Goods, T.J. Maxx, Five Below, Marshalls, Michaels

Plaza del Sol (expansion) (San Juan, PR)	100%		11,818	9,105	2,713	1,424	7,681	1Q18	1Q18	Dave & Busters

Lee Vista Promenade (Orlando, FL)	100%		39,241	28,521	10,720	8,632	19,889	1Q18	1Q19	Academy Sports, Bealls

West Bay Plaza (Cleveland, OH)	100%		27,792	2,208	25,584	0	2,208	4Q18	3Q19	Fresh Thyme, Kirklands, Pet Supplies Plus, TJX

			$133,557	$84,091	$49,466	$42,621	$41,470

(1) Balance is in addition to DDR's pro rata share of joint venture CIP of $7 million.
(2) Projects excluded from same store NOI.
(3) Projects included in same store NOI.
(4) Includes predevelopment and retenanting expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $26 million and cost basis of the headquarters (non-income producing) of $41 million.

DDR Corp.

Transactions - Acquisitions

$ and GLA in thousands
			DDR	Total Owned	At 100%		At DDR Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

01/10/17	3030 North Broadway	Chicago, IL	100.0%	132	$81,000	$0	$81,000	$0
02/28/17	Arrowhead Crossing outparcel	Phoenix, AZ	100.0%	9	6,250	0	6,250	0
09/07/17	Village Crossing	Chicago, IL	15.0%	273	52,000	0	7,800	0
		Total Year to Date		414	$139,250	$0	$95,050	$0

DDR Corp.

Transactions - Dispositions

$ and GLA in thousands
			DDR	Total Owned	At 100%		At DDR Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

01/24/17	The Junction	Jackson, MS	100.0%	108	$7,000	$0	$7,000	$0
01/25/17	Morris Corners	Springfield, MO	100.0%	56	1,500	0	1,500	0
02/03/17	Valley Park Centre	Russellville, AR	100.0%	296	22,390	0	22,390	0
02/16/17	Chesterfield Crossing	Richmond, VA	100.0%	89	14,350	0	14,350	0
02/17/17	Shops at Turner Hill/Turner Hill Marketplace	Lithonia, GA	100.0%	157	8,750	0	8,750	0
02/22/17	Indian Springs Market Center	Cincinnati, OH	100.0%	146	7,300	0	7,300	0
03/24/17	Southland Crossings	Youngstown, OH	100.0%	537	41,700	23,403	41,700	23,403
03/24/17	Shelby Corners (BRE DDR Retail Holdings III)	Utica, MI	5.0%	76	5,500	4,187	275	209
03/28/17	Barrington Town Center	Cleveland, OH	100.0%	113	13,100	0	13,100	0
		Non-operating sales			2,105		2,105
		1Q Total		1,578	$123,695	$27,590	$118,470	$23,612

04/07/17	Warner Robins Place	Warner Robins, GA	100.0%	119	$17,910	$0	$17,910	$0
04/14/17	Loan repayment (Northridge Plaza)	Olathe, KS	100.0%		30,901		30,901
05/08/17	Telegraph Plaza (BRE DDR Retail Holdings III)	Monroe, MI	5.0%	141	12,350	0	618	0
05/26/17	The Marketplace at Delta Township	Lansing, MI	100.0%	174	19,000	0	19,000	0
05/31/17	Jefferson Plaza	Newport News, VA	100.0%	47	7,887	0	7,887	0
06/12/17	New Tampa Commons	Tampa, FL	100.0%	10	4,100	0	4,100	0
06/13/17	Northland Square	Cedar Rapids, IA	100.0%	187	22,025	0	22,025	0
06/27/17	Mooresville Consumer Square	Mooresville, NC	100.0%	472	48,230	0	48,230	0
06/29/17	Jefferson County Plaza	Arnold, MO	100.0%	42	1,000	0	1,000	0
06/29/17	Walmart	Alliance, OH	100.0%	200	16,710	0	16,710	0
06/30/17	Plaza del Oeste & Rexville Plaza	San German & Bayamon, PR	100.0%	365	57,250	0	57,250	0
		Non-operating sales			100		100
		2Q Total		1,757	$237,463	$0	$225,731	$0

07/13/17	Cordova Commons (BRE DDR Retail Holdings III)	Pensacola, FL	5.0%	164	$35,200	$28,968	$1,760	$1,448
07/13/17	Bellview Plaza (BRE DDR Retail Holdings III)	Pensacola, FL	5.0%	83	11,555	4,145	578	207
07/13/17	Shops at Cedar Point (1)	Allentown, PA	0.3%	131	19,150	12,000	57	36
07/13/17	Wedgewood Commons (1)	Stuart, FL	0.3%	165	23,200	12,992	70	39
07/14/17	Del Monte Plaza (BRE DDR Retail Holdings III)	Reno, NV	5.0%	83	24,100	9,602	1,205	480
07/25/17	Wendover Village	Greensboro, NC	100.0%	36	14,400	0	14,400	0
07/31/17	Pembroke Lakes & Pines Plaza (1)	Pembroke Pines, FL	0.3%	118	22,600	11,033	68	33
07/31/17	North Heights Plaza	Huber Heights, OH	100.0%	182	18,500	0	18,500	0
08/07/17	Crossroads Martketplace	Warner Robins, GA	5.0%	79	9,500	9,309	475	465
08/23/17	CVS	Lawrenceville, GA	5.0%	13	6,650	2,940	333	147
08/30/17	Macedonia Commons	Macedonia, OH	100.0%	312	45,000	17,971	45,000	17,971
09/18/17	McFarland Plaza	Tuscaloosa, AL	15.0%	199	17,700	8,770	2,655	1,316
09/21/17	Kyle Marketplace	Kyle, TX	5.0%	226	59,475	24,750	2,974	1,238
09/27/17	West Valley Marketplace	Allentown, PA	100.0%	259	34,500	6,374	34,500	6,374
09/28/17	Capital Crossing	Raleigh, NC	100.0%	83	6,700	0	6,700	0
09/29/17	Bermuda Square	Chester, VA	100.0%	82	33,372	0	33,372	0
	Preferred equity repayment	Various			6,286		6,286
		Non-operating sales			4,200		4,200
		3Q Total		2,215	$392,088	$148,854	$173,133	$29,755

10/11/17	Whittwood Town Center	Whittier, CA	5.0%	783	123,000	43,000	6,150	2,150
10/13/17	Belden Park Crossings	Canton, OH	100.0%	481	67,000	0	67,000	0
	Preferred equity repayment	Various			48,608		48,608
		4Q Total		1,264	$238,608	$43,000	$121,758	$108,884

		Total Year to Date		6,814	$991,854	$219,444	$639,091	$162,252

(1) Asset included in the collateral for BRE DDR Retail Holdings IV preferred interest. The Company does not have a material interest, but provides property asset management services.

DDR Corp.

Debt Summary

$ in thousands
	Consolidated			Unconsolidated			Total Pro Rata
Debt Composition	Total 100%	Total DDR Share	GAAP Interest Rate DDR Share	Total 100%	Total DDR Share	GAAP Interest Rate DDR Share	Total DDR Share	GAAP Interest Rate DDR Share
Unsecured Credit Facilities	$60,000	$60,000	2.23%				$60,000	2.23%
Unsecured Term Loan	400,000	400,000	2.33%				400,000	2.33%
Unsecured Public Debt	2,826,917	2,826,917	4.28%				2,826,917	4.28%
Fixed Rate Mortgage Loans	671,018	661,217	4.57%	$1,042,826	$160,149	4.36%	821,366	4.53%
Variable Rate Mortgage Loans	77,781	77,781	3.34%	1,664,286	208,964	3.36%	286,745	3.35%
Subtotal	$4,035,716	$4,025,915	4.09%	$2,707,112	$369,113	3.79%	$4,395,028	4.06%
Fair Market Value Adjustment	3,353	3,353		11,398	570		3,923
Unamortized Loan Costs, Net	(21,538)	(21,441)		(20,405)	(3,741)		(25,182)
Total	$4,017,531	$4,007,827	4.09%	$2,698,105	$365,942	3.79%	$4,373,769	4.06%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate
2017	$5,009	$0	$0	$5,009	$5,009	0.00%
2018 (2)	17,253	102,605	82,196	202,054	202,054	5.25%
2019	13,158	169,348	0	182,506	182,506	5.41%
2020	4,912	279,894	200,000	484,806	484,806	3.44%
2021	2,757	126,302	300,000	429,059	429,059	3.94%
2022	0	27,561	510,000	537,561	527,760	4.37%
2023	0	0	500,000	500,000	500,000	3.04%
2024	0	0	350,000	350,000	350,000	4.06%
2025	0	0	500,000	500,000	500,000	3.79%
2026 and beyond	0	0	850,000	850,000	850,000	4.43%
Unsecured debt discount			(5,279)	(5,279)	(5,279)
Total	$43,089	$705,710	$3,286,917	$4,035,716	$4,025,915	4.09%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate
2017	$1,779	$0	$0	$1,779	$341	0.00%
2018	5,423	134,671	0	140,094	16,729	4.51%
2019	4,724	569,962	0	574,686	29,630	3.19%
2020	5,093	393,887	0	398,980	56,211	3.12%
2021	4,596	255,172	0	259,768	58,251	4.68%
2022	3,390	1,005,402	0	1,008,792	156,973	3.70%
2023	2,930	93,177	0	96,107	5,360	4.25%
2024	1,352	83,688	0	85,040	11,854	4.31%
2025	903	0	0	903	452	0.00%
2026 and beyond	2,148	138,815	0	140,963	33,312	3.67%
Total	$32,338	$2,674,774	$0	$2,707,112	$369,113	3.79%

% of Total (3)	Consolidated	Wtd Avg GAAP Rate	Unconsolidated	Wtd Avg GAAP Rate	Total	Wtd Avg GAAP Rate
Fixed	86.6%	4.3%	43.4%	4.4%	83.0%	4.3%
Variable	13.4%	2.5%	56.6%	3.4%	17.0%	2.7%

Recourse to DDR	82.3%	4.0%	0.0%	0.0%	75.4%	4.0%
Non-recourse to DDR	17.7%	4.6%	100.0%	3.8%	24.6%	4.3%

(1) Assumes borrower extension options are exercised.
(2) Includes $103 million of secured debt repaid in November 2017.
(3) Calculations based on DDR share.

DDR Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Term Loan ($200m)	$200,000	$200,000	01/20	L + 110
Unsecured Revolver ($950m)	60,000	60,000	09/22	L + 100
Unsecured Revolver ($50m)	0	0	09/22	L + 100
Unsecured Term Loan ($200m)	200,000	200,000	01/23	L + 110
	$460,000	$460,000
Public Debt
Unsecured Notes	$82,196	$82,196	07/18	7.54%
Unsecured Notes	299,061	299,061	01/21	3.71%
Unsecured Notes	454,161	454,161	07/22	4.63%
Unsecured Notes	298,975	298,975	05/23	3.52%
Unsecured Notes	348,979	348,979	08/24	4.06%
Unsecured Notes	497,287	497,287	02/25	3.79%
Unsecured Notes	397,054	397,054	02/26	4.43%
Unsecured Notes	449,204	449,204	06/27	4.81%
	$2,826,917	$2,826,917
Mortgage Debt
Falcon Ridge Town Center, CA (4)	$13,810	$13,810	01/18	3.67%
Walmart Supercenter, SC (4)	505	505	01/18	8.01%
Fortuna Center, VA (4)	12,120	12,120	02/18	3.74%
Johns Creek Town Center, GA (4)	23,149	23,149	03/18	3.74%
The Promenade at Brentwood, MO (4)	29,382	29,382	03/18	3.72%
DDR Headquarters, OH (4)	25,250	25,250	03/18	2.52%

Lowe's, TN	1,743	1,743	01/19	1.34%
Nassau Park Pavilion, NJ	54,047	54,047	02/19	3.56%
Bandera Pointe, TX	23,515	23,515	02/19	3.59%
Presidential Commons, GA	20,102	20,102	02/19	3.57%
Plaza Cayey, PR (5)	20,025	20,025	06/19	7.82%
Plaza Fajardo, PR (5)	24,079	24,079	06/19	7.74%
Plaza Isabela, PR (5)	21,150	21,150	06/19	7.75%
Plaza Walmart, PR (5)	11,256	11,256	06/19	7.81%
Mariner Square, FL	1,230	1,230	09/19	10.08%

Plaza Rio Hondo, PR (6)	119,544	119,544	01/20	4.03%
Easton Marketplace, OH (6)	47,742	47,742	01/20	4.05%
The Fountains, FL (6)	43,557	43,557	01/20	4.16%
Perimeter Pointe, GA (6)	41,179	41,179	01/20	4.03%
Polaris Towne Center, OH	41,816	41,816	04/20	5.00%

Chapel Hills West, CO	11,142	11,142	06/21	3.70%
Plaza Escorial, PR	68,783	68,783	07/21	3.72%
Wrangleboro Consumer Square, NJ	56,435	56,435	10/21	5.37%
Chapel Hills East, CO	7,538	7,538	12/21	4.74%

Paradise Village Gateway, AZ	29,700	19,899	01/22	4.89%
	$748,799	$738,998

Consolidated Debt Subtotal	$4,035,716	$4,025,915
FMV Adjustment – Assumed Debt	3,353	3,353
Unamortized Loan Costs, Net	(21,538)	(21,441)
Total Consolidated Debt	$4,017,531	$4,007,827

DDR Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate (2)

Rate Type
Fixed	$3,497,935	$3,488,134	5.8 years	4.34%
Variable	537,781	537,781	3.5 years	2.47%
	$4,035,716	$4,025,915	5.5 years	4.09%
Perpetual Preferred Stock
Class J	$200,000	$200,000	August 2017 (7)	6.50%
Class K	150,000	150,000	April 2018 (7)	6.25%
Class A	175,000	175,000	June 2022 (7)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Repaid in November 2017.
(5) Mortgages are cross-collaterized.
(6) Mortgages are cross-collaterized.
(7) Earliest redemption date.

DDR Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate
BRE DDR Retail Holdings III
Camp Creek, GA	$42,000	$2,100	12/18	3.65%
Powell Center, OH	7,310	365	05/19	3.28%
November 2019 Loan Pool (26 assets)	564,233	28,212	11/19	3.19%
Whittwood Town Center, CA (2)	43,000	2,150	12/20	4.05%
January 2022 Loan Pool (2 assets)	18,684	933	01/22	3.76%
March 2022 Loan Pool (3 assets)	23,400	1,170	03/22	4.14%
Eastland Center, CA	90,000	4,500	07/22	3.97%
Greenway Commons, TX	33,000	1,650	07/22	3.73%
July 2022 Loan Pool (3 assets)	12,890	645	07/22	3.74%
White Oak Village, VA	34,250	1,713	09/22	1.93%
Midtowne Park, SC	15,736	787	01/23	4.34%
Kingsbury Center, IL	14,500	725	06/23	4.35%
Valley Bend, AL	43,500	2,175	06/23	4.22%
	$942,503	$47,125
BRE DDR Retail Holdings IV
Ashbridge Square, PA	$33,969	$1,698	03/18	4.22%
The Hub, NY	29,262	1,463	01/22	4.05%
Fountains of Miramar, FL	24,093	1,205	01/22	3.96%
Southmont Plaza, PA	33,163	1,658	01/22	4.07%
Millenia Crossing, FL	22,211	1,111	01/23	4.20%
Concourse Village, FL	13,888	694	02/24	4.32%
	$156,586	$7,829
DDRM Properties
July 2022 Loan Pool (13 Assets)	$218,730	$43,746	07/22	4.20%
July 2022 Loan Pool (21 Assets)	274,760	54,952	07/22	3.46%
July 2022 Loan Pool (18 Assets)	213,170	42,634	07/22	3.48%
	$706,660	$141,332
DDRTC Core Retail Fund
July 2020 Loan Pool (9 assets) (3)	$185,587	$27,838	07/20	3.02%
July 2020 Loan Pool (6 assets) (3)	165,300	24,795	07/20	3.16%
November 2021 Loan Pool (7 assets)	174,719	26,208	11/21	3.59%
Birkdale Village, NC	81,933	12,290	04/24	4.31%
Overlook at King of Prussia, PA	40,800	6,120	09/27	3.88%
Marketplace at Millcreek, GA	39,600	5,940	09/27	3.88%
Winslow Bay Commons, NC	25,800	3,870	09/27	3.89%
	$713,739	$107,061
DDR-SAU Retail Fund
September 2017 Loan Pool (7 assets)	$28,272	$5,654	01/18	4.75%
April 2018 Loan Pool (5 assets)	31,200	6,240	04/18	4.66%
	$59,472	$11,894
Other Joint Ventures
Sun Center Limited, OH	$21,032	$16,710	05/21	6.14%
RVIP IIIB, Deer Park, IL	67,620	17,412	09/21	4.91%
Lennox Town Center Limited, OH	39,500	19,750	04/28	3.49%
	$128,152	$53,872

Unconsolidated Debt Subtotal	$2,707,112	$369,113
FMV Adjustment – Assumed Debt	11,398	570
Unamortized Loan Costs, Net	(20,405)	(3,741)
Total Unconsolidated Debt	$2,698,105	$365,942

DDR Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate
Rate Type
Fixed	$1,042,826	$160,149	5.5 years	4.36%
Variable	1,664,286	208,964	3.8 years	3.36%
	$2,707,112	$369,113	4.5 years	3.79%

Interest Rate Swaps	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Mortgage Loan Camp Creek	$42,000	1 mo. LIBOR	1.87%	12/18

(1) Assumes borrower extension options are exercised.
(2) Repaid in October 2017.
(3) Loans have interest rate floors of 1 month LIBOR at 0.25%.

DDR Corp.

Debt/Adjusted EBITDA

$ in thousands
	3Q17	3Q16
Consolidated
Net income (loss) to DDR	$983	($60,360)
Interest expense	46,296	53,940
Income tax expense	9,267	398
Depreciation and amortization	85,210	95,451
Adjustments for non-controlling interests	(172)	(176)
EBITDA – current quarter	141,584	89,253
Impairments	10,284	104,877
Equity in net (income) loss of JVs	(4,811)	1,457
(Adjustment) reserve of preferred equity interests	(15,377)	0
Gain on disposition of real estate, net	(44,291)	(21,368)
Other expense, net	65,835	540
Hurricane casualty and impairment loss	8,647	0
JV FFO (at DDR Share)	8,433	6,587
Adjusted EBITDA – current quarter (1)	170,304	182,433
Adjusted EBITDA – annualized	681,216	729,732

Consolidated debt	4,017,531	4,966,379
Partner share of consolidated debt	(9,801)	(9,900)
Loan costs, net	21,538	19,843
Face value adjustments	(3,353)	(8,114)
Cash and restricted cash	(19,482)	(32,924)
Net effective debt	$4,006,433	$4,935,284

Debt/Adjusted EBITDA – Consolidated (2)	5.9x	6.8x

Pro rata including JVs
Adjusted EBITDA – current quarter	174,077	187,921
Adjusted EBITDA – annualized	696,308	751,684

Consolidated net debt	4,006,432	4,935,284
JV debt (at DDR Share)	369,113	420,096
Cash and restricted cash	(18,225)	(10,657)
Net effective debt	$4,357,320	$5,344,723

Debt/Adjusted EBITDA – Pro Rata (2)	6.3x	7.1x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

DDR Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
	Partner	DDR Own %	Operating Properties		Owned GLA	3Q17 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	DDR Preferred Equity (At 100%)
BRE DDR Retail Holdings III	Blackstone Real Estate Partners	5%	42		8,873	$30,465		$1,365,857	$942,503	$267,849	(3)

BRE DDR Retail Holdings IV	Blackstone Real Estate Partners	5%	6		1,259	4,198		220,285	156,586	59,460	(4)

DDRM Properties	Madison International Realty	20%	52		7,012	18,363		1,210,442	706,660	0

DDRTC Core Retail Fund	TIAA-CREF	15%	24		8,279	24,187		1,529,765	713,739	0

DDR–SAU Retail Fund	State of Utah	20%	12		979	2,380		133,331	59,472	0

Other	Various	Various	6		1,666	6,162		298,462	128,152	0
Total			142	(5)	28,068	$85,755		$4,758,142	$2,707,112	$327,309
Property management fees						3,887	(1)
Assets sold in 3Q2017						1,309	(1)
Net operating income						$90,951	(6)

(1) Property management fees charged by DDR to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  The NOI for BRE DDR III and DDRTC is adjusted to reflect the impact of assets sold in 3Q17.

(2) Fair market value of debt adjustment and net unamortized loan costs ($9.0 million or $3.2 million at DDR's Share) are excluded from above.

(3) Amount is net of $51.9 million valuation allowance.  Face value of $319.7 million including accrued interest of $5.2 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind ("PIK") of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are allocated 51.9% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(4) Amount is net of $8.7 million valuation allowance.  Face value of $68.2 million including accrued interest of $1.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds is first subject to a minimum sales threshold of $4.9 million of which $1.1 million is allocated to the preferred member; subsequent net asset sale proceeds are expected to be available to repay the preferred member.  Included in the collateral for the preferred equity interest is 95% of the value of the six joint venture properties and 100% of the value of three properties in which the Company does not have a material interest, but to which DDR provides property asset management services.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Unconsolidated Joint Ventures

Combined DDR JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 3Q17		Balance Sheet Pro Rata Adjustments 3Q17
Revenues:		Assets:
Minimum rents	$13,655	Land	$169,759
Percentage rent	81	Buildings	450,918
Recoveries	4,289	Improvements	34,294
Other property revenue	224		654,971
	18,249	Depreciation	(167,049)
Expenses:			487,922
Operating and maintenance	2,497	Construction in progress and land	7,095
Real estate taxes	2,658	Real estate, net	495,017
	5,155	Investment in JVs	768
Net Operating Income	13,094	Cash and restricted cash	18,187
Other Income (expense):		Receivables, net	7,859
Fee income	(768)	Other assets, net	16,369
Interest income	(416)	Total Assets	$538,200
Impairment charges	(432)	Liabilities and Equity:
Interest expense	(3,675)	Mortgage debt	$365,942
Depreciation and amortization	(5,518)	Notes payable to DDR	441
Other income (expense), net	(124)	Other liabilities	18,192
Income before earnings from JVs	2,161	Total Liabilities	384,575
Equity in net income of JVs	(4,811)	JVs share of equity	20,392
Basis differences of JVs	1,078	Distributions in excess of net income	133,233
Gain on disposition of real estate	1,572	Total Equity	153,625
Net income	$0	Total Liabilities and Equity	$538,200

FFO Reconciliation 3Q17
Income before earnings from JVs	$2,161
Depreciation and amortization	5,518
Impairment of depreciable real estate	432
Basis differences of JVs	157
FFO at DDR's Ownership Interests	$8,268

(1) Information provided for DDR's share of JV investments and can be combined with DDR's consolidated financial statements for the same period.

DDR Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	3Q17	3Q16	9M17	9M16
Revenues:
Minimum rents	$95,512	$96,856	$285,564	$290,391
Percentage rent	378	503	1,337	1,407
Recoveries	29,856	28,875	89,601	89,156
Other property revenues	1,246	1,442	4,066	3,522
	126,992	127,676	380,568	384,476
Expenses:
Operating and maintenance	17,152	17,337	53,764	54,980
Real estate taxes	18,889	18,210	56,636	55,196
	36,041	35,547	110,400	110,176

Net operating income	90,951	92,129	270,168	274,300

Other income (expense):
Interest expense	(24,276)	(33,567)	(83,410)	(100,208)
Depreciation and amortization	(45,291)	(47,955)	(137,976)	(146,011)
Impairment charges	(2,160)	(13,598)	(82,667)	(13,598)
Preferred share expense	(8,307)	(8,438)	(24,674)	(25,007)
Other expense, net	(6,577)	(5,829)	(22,204)	(17,959)
	4,340	(17,258)	(80,763)	(28,483)
Gain on disposition of real estate, net	31,740	658	30,764	54,255
Net income (loss) attributable to unconsolidated JVs	36,080	(16,600)	(49,999)	25,772
Depreciation and amortization	45,291	47,955	137,976	146,011
Impairment of depreciable real estate	2,160	13,598	82,667	13,598
Gain on disposition of real estate, net	(31,740)	(658)	(30,764)	(54,255)
FFO	$51,791	$44,295	$139,880	$131,126
FFO at DDR's ownership interests	$8,268	$6,581	$21,062	$19,157
Operating FFO at DDR's ownership interests	$8,363	$6,587	$21,840	$19,183

Balance Sheet
			At Period End
			3Q17	4Q16
Assets:
Land			$1,250,276	$1,287,675
Buildings			3,238,956	3,376,720
Improvements			212,529	203,824
			4,701,761	4,868,219
Depreciation			(957,207)	(884,356)
			3,744,554	3,983,863
Construction in progress and land			56,381	56,983
Real estate, net			3,800,935	4,040,846
Cash and restricted cash			117,211	50,378
Receivables, net			53,199	50,685
Other assets, net			205,436	248,664
Total Assets			$4,176,781	$4,390,573

Liabilities and Equity:
Mortgage debt			$2,698,105	$3,034,399
Notes and accrued interest payable to DDR			2,626	1,584
Other liabilities			195,817	206,949
Total Liabilities			2,896,548	3,242,932

Redeemable preferred equity			392,479	393,338
Accumulated equity			887,754	754,303
Total Equity			1,280,233	1,147,641
Total Liabilities and Equity			$4,176,781	$4,390,573

DDR Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.
•	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.   Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

DDR Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”).

The Company believes that certain gains and charges recorded in its operating results are not comparable or reflective of its core operating performance.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains on the sale of and/or change in control of interests, gains/losses on the sale of non-depreciable real estate, impairments of non-depreciable real estate, gains/losses on the early extinguishment of debt, transaction costs and other restructuring type costs.  The disclosure of these charges and gains is regularly requested by users of the Company’s financial statements.

The adjustment for these charges and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges and gains are non-recurring.  These charges and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.   FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.   Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.   Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

DDR Corp.

Non-GAAP Measures

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  The Company presents SSNOI both with and without provisions for uncollectible amounts and/or recoveries thereof.  In addition, the Company presents SSNOI both with and without the results of its Puerto Rico portfolio.  SSNOI also excludes activity associated with development and major redevelopment and single tenant assets and includes assets owned in comparable periods (15 months for quarter comparisons).  SSNOI excludes all non-property and corporate level revenue and expenses as well as hurricane-related losses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP, and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.

DDR Corp.

Non-GAAP Measures

Other Measures

DDR Pro Rata Share Financial Information

The Company believes that the DDR pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  DDR share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of DDR compared to other REITs.  Other real estate companies may calculate such information in a different manner.

DDR does not control the unconsolidated joint ventures and the presentations of DDR JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in DDR’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to DDR before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  A reconciliation of Adjusted EBITDA and net effective debt used in the Debt/Adjusted EBITDA ratio to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Debt Summary section.

DDR Corp.

Reconciliation of Net Income Attributable to DDR to Same Store NOI (1)

$ in thousands
			At DDR Share (Non-GAAP)
	9M17	9M16	9M17	9M16
GAAP Reconciliation:
Net (loss) income attributable to DDR	($23,647)	$26,271	($23,647)	$26,271
Fee income	(25,517)	(28,205)	(25,517)	(28,205)
Interest income	(22,365)	(27,800)	(22,365)	(27,800)
Interest expense	147,031	165,849	147,031	165,849
Depreciation and amortization	266,370	290,051	266,370	290,051
General and administrative	70,253	55,160	70,253	55,160
Other expense, net	65,298	(3,470)	65,298	(3,470)
Impairment charges	60,353	104,877	60,353	104,877
Hurricane casualty and impairment loss	6,089	0	6,089	0
Equity in net income of joint ventures	(2,429)	(14,081)	(2,429)	(14,081)
(Adjustment) reserve of preferred equity interests	60,623	0	60,623	0
Loss on sale and change in control	0	1,087	0	1,087
Valuation allowance of prepaid tax asset	8,777	0	8,777	0
Tax expense	1,186	1,101	1,186	1,101
Gain on disposition of real estate	(127,017)	(47,470)	(127,017)	(47,470)
Income from non-controlling interests	728	894	728	894
Consolidated NOI	485,733	524,264	485,733	524,264
DDR's consolidated JV	0	0
Consolidated NOI, net of non-controlling interests	485,733	524,264	485,733	524,264

Net (loss) income from unconsolidated joint ventures	(49,999)	25,772	(2,667)	10,072
Interest expense	83,410	100,208	13,164	15,898
Depreciation and amortization	137,976	146,011	16,813	16,823
Impairment charges	82,667	13,598	8,084	2,720
Preferred share expense	24,674	25,007	1,234	1,250
Other expense, net	22,204	17,959	3,576	2,964
Gain on disposition of real estate, net	(30,764)	(54,255)	(1,524)	(10,762)
Unconsolidated NOI	270,168	274,300	38,680	38,965

Total Consolidated + Unconsolidated NOI	755,901	798,564	524,413	563,229
Less: Non-Same Store NOI adjustments	(71,646)	(113,289)	(61,373)	(98,312)
Total SSNOI (including Puerto Rico and bad debt expense)	$684,255	$685,275	$463,040	$464,917

Less: Puerto Rico Same Store NOI	(62,550)	(64,931)	(62,550)	(64,931)
Total SSNOI excluding Puerto Rico (including bad debt expense)	$621,705	$620,344	$400,490	$399,986

Add: bad debt expense	3,185	3,802	2,328	2,670
Total SSNOI (excluding bad debt expense)	$687,440	$689,077	$465,368	$467,587

SSNOI % Change (including Puerto Rico and bad debt expense)	(0.1%)		(0.4%)
SSNOI % Change (excluding Puerto Rico)	0.2%		0.1%
SSNOI % Change (excluding bad debt expense)	(0.2%)		(0.5%)

(1) Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool							Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread		Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q17	20	69,117	$20.83	$19.66	6.0%		8.4	48	246,839	$18.27	8.9
2Q17	13	140,902	$14.98	$13.49	11.0%		9.4	41	384,089	$16.29	9.6
1Q17	22	345,571	$10.74	$10.58	1.5%	(1)	10.5	43	521,154	$12.36	10.3
4Q16	18	106,254	$17.52	$15.36	14.1%		7.7	34	157,284	$17.49	7.7
	73	661,844	$13.78	$12.92	6.7%		9.3	166	1,309,366	$15.25	9.4

Renewals
3Q17	133	1,443,926	$15.49	$14.60	6.1%		5.0	133	1,443,926	$15.49	5.0
2Q17	103	1,416,278	$13.78	$13.05	5.6%		5.2	103	1,416,278	$13.78	5.2
1Q17	115	1,075,518	$15.74	$14.83	6.1%		4.7	115	1,075,518	$15.74	4.7
4Q16	98	982,247	$13.64	$12.94	5.4%		5.2	98	982,247	$13.64	5.2
	449	4,917,969	$14.69	$13.87	5.9%		5.0	449	4,917,969	$14.69	5.0

New + Renewals
3Q17	153	1,513,043	$15.74	$14.83	6.1%		5.2	181	1,690,765	$15.90	5.6
2Q17	116	1,557,180	$13.89	$13.09	6.1%		5.6	144	1,800,367	$14.32	6.3
1Q17	137	1,421,089	$14.53	$13.79	5.4%		5.8	158	1,596,672	$14.64	6.3
4Q16	116	1,088,501	$14.02	$13.18	6.4%		5.5	132	1,139,531	$14.18	5.6
	522	5,579,813	$14.58	$13.76	6.0%		5.5	615	6,227,335	$14.80	6.0

Net Effective Rents
	GLA	Avg Rent PSF	TA Capex PSF	LL Work Capex PSF	Commission Capex PSF	Total Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)
New Leases
3Q17	177,796	$19.45	$2.09	$1.68	$0.61	$4.38	$15.07	8.6
2Q17	235,253	$17.02	$3.29	$4.19	$0.35	$7.83	$9.19	8.6
1Q17	376,987	$12.47	$1.93	$1.32	$0.21	$3.46	$9.01	9.9
4Q16	145,784	$18.40	$2.15	$1.59	$0.47	$4.21	$14.19	7.5
	935,820	$15.86	$2.34	$2.11	$0.35	$4.80	$11.06	8.8

Renewals
3Q17	1,443,926	$15.60	$0.01	$0.00	$0.00	$0.01	$15.59	5.0
2Q17	1,416,278	$13.94	$0.07	$0.00	$0.00	$0.07	$13.87	5.2
1Q17	1,075,518	$15.87	$0.01	$0.00	$0.00	$0.01	$15.86	4.7
4Q16	982,247	$13.83	$0.01	$0.02	$0.00	$0.03	$13.80	5.2
	4,917,969	$14.83	$0.03	$0.00	$0.00	$0.03	$14.80	5.0

New + Renewals
3Q17	1,621,722	$16.02	$0.37	$0.29	$0.10	$0.76	$15.26	5.4
2Q17	1,651,531	$14.38	$0.76	$0.90	$0.08	$1.74	$12.64	5.7
1Q17	1,452,505	$14.99	$0.92	$0.62	$0.10	$1.64	$13.35	5.8
4Q16	1,128,031	$14.42	$0.42	$0.32	$0.09	$0.83	$13.59	5.6
	5,853,789	$14.99	$0.63	$0.56	$0.09	$1.28	$13.71	5.6

(1) Excluding the retenanting of a dark but rent-paying anchor box at Plaza del Norte, new leasing spreads for 1Q17 and TTM would be 15.1% and 12.3%, respectively. Excluding Puerto Rico, Continental U.S. new leasing spreads for 1Q17 and TTM would be 17.3% and 13.0%, respectively.

DDR Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q17	15	34,850	$24.51	$21.61	13.4%	6.5	28	82,040	$22.22	7.4
2Q17	15	55,828	$17.93	$20.06	-10.6%	7.6	32	198,554	$15.70	9.9
1Q17	17	127,830	$11.73	$9.31	26.0%	8.6	35	250,171	$12.74	8.9
4Q16	19	75,985	$23.54	$20.80	13.2%	8.3	39	251,250	$18.93	9.0
	66	294,493	$17.46	$15.77	10.7%	8.0	134	782,015	$16.47	9.0

Renewals
3Q17	106	725,176	$16.85	$15.85	6.3%	5.4	106	725,176	$16.85	5.4
2Q17	82	684,452	$14.38	$13.64	5.4%	4.8	82	684,452	$14.38	4.8
1Q17	92	582,645	$18.07	$17.21	5.0%	4.7	92	582,645	$18.07	4.7
4Q16	101	503,077	$17.80	$16.26	9.5%	5.1	101	503,077	$17.80	5.1
	381	2,495,350	$16.65	$15.64	6.5%	5.0	381	2,495,350	$16.65	5.0

New + Renewals
3Q17	121	760,026	$17.20	$16.11	6.8%	5.5	134	807,216	$17.40	5.7
2Q17	97	740,280	$14.65	$14.12	3.8%	5.1	114	883,006	$14.68	6.1
1Q17	109	710,475	$16.93	$15.79	7.2%	5.2	127	832,816	$16.47	5.7
4Q16	120	579,062	$18.55	$16.85	10.1%	5.6	140	754,327	$18.18	6.4
	447	2,789,843	$16.74	$15.66	6.9%	5.4	515	3,277,365	$16.61	6.0

Net Effective Rents
	GLA	Avg Rent PSF	TA Capex PSF	LL Work Capex PSF	Commission Capex PSF	Total Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)
New Leases
3Q17	82,040	$23.81	$3.49	$1.03	$0.57	$5.09	$18.72	7.4
2Q17	198,554	$16.88	$4.08	$0.84	$0.37	$5.29	$11.59	9.9
1Q17	229,171	$13.04	$1.31	$1.96	$0.30	$3.57	$9.47	8.7
4Q16	251,250	$19.96	$4.54	$1.62	$0.28	$6.44	$13.52	9.0
	761,015	$17.49	$3.33	$1.47	$0.34	$5.14	$12.35	8.9

Renewals
3Q17	725,176	$17.11	$0.16	$0.01	$0.07	$0.24	$16.87	5.4
2Q17	684,452	$14.53	$0.03	$0.02	$0.00	$0.05	$14.48	4.8
1Q17	582,645	$18.29	$0.03	$0.00	$0.00	$0.03	$18.26	4.7
4Q16	503,077	$18.10	$0.04	$0.00	$0.00	$0.04	$18.06	5.1
	2,495,350	$16.88	$0.07	$0.01	$0.02	$0.10	$16.78	5.0

New + Renewals
3Q17	807,216	$17.80	$0.60	$0.14	$0.14	$0.88	$16.92	5.7
2Q17	883,006	$15.06	$1.48	$0.31	$0.13	$1.92	$13.14	6.1
1Q17	811,816	$16.81	$0.64	$0.94	$0.14	$1.72	$15.09	5.6
4Q16	754,327	$18.72	$2.27	$0.80	$0.14	$3.21	$15.51	6.4
	3,256,365	$17.02	$1.28	$0.55	$0.14	$1.97	$15.05	5.9

DDR Corp.

Lease Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	3	40	$725	$18.13	0.2%	64	119	$3,358	$28.22	1.6%	67	159	$4,083	$25.68	0.7%
2017	3	207	1,432	$6.92	0.4%	55	148	3,306	$22.34	1.6%	58	355	4,738	$13.35	0.8%
2018	67	1,963	26,259	$13.38	7.4%	401	1,140	31,069	$27.25	15.2%	468	3,103	57,328	$18.48	10.2%
2019	106	3,656	44,384	$12.14	12.5%	388	1,064	28,821	$27.09	14.1%	494	4,720	73,205	$15.51	13.1%
2020	93	3,092	40,486	$13.09	11.4%	369	978	27,319	$27.93	13.3%	462	4,070	67,805	$16.66	12.1%
2021	119	3,677	48,124	$13.09	13.5%	332	981	24,917	$25.40	12.2%	451	4,658	73,041	$15.68	13.0%
2022	145	4,949	60,444	$12.21	17.0%	313	923	26,136	$28.32	12.8%	458	5,872	86,580	$14.74	15.4%
2023	110	3,593	43,772	$12.18	12.3%	167	670	16,809	$25.09	8.2%	277	4,263	60,581	$14.21	10.8%
2024	59	1,771	22,430	$12.67	6.3%	134	522	14,280	$27.36	7.0%	193	2,293	36,710	$16.01	6.5%
2025	46	1,076	16,209	$15.06	4.6%	93	347	9,475	$27.31	4.6%	139	1,423	25,684	$18.05	4.6%
2026	33	787	12,307	$15.64	3.5%	108	391	11,553	$29.55	5.6%	141	1,178	23,860	$20.25	4.3%
Thereafter	60	2,414	39,279	$16.27	11.0%	75	280	7,635	$27.27	3.7%	135	2,694	46,914	$17.41	8.4%
Total	844	27,225	$355,851	$13.07	100.0%	2,499	7,563	$204,678	$27.06	100.0%	3,343	34,788	$560,529	$16.11	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	25	$417	$16.68	0.1%	53	86	$2,773	$32.24	1.4%	55	111	$3,190	$28.74	0.6%
2017	2	87	597	$6.86	0.2%	41	109	2,504	$22.97	1.2%	43	196	3,101	$15.82	0.6%
2018	18	311	4,333	$13.93	1.2%	252	659	18,795	$28.52	9.2%	270	970	23,128	$23.84	4.1%
2019	12	256	3,962	$15.48	1.1%	247	623	17,831	$28.62	8.7%	259	879	21,793	$24.79	3.9%
2020	15	259	4,710	$18.19	1.3%	214	498	15,523	$31.17	7.6%	229	757	20,233	$26.73	3.6%
2021	14	288	5,186	$18.01	1.5%	178	440	12,185	$27.69	6.0%	192	728	17,371	$23.86	3.1%
2022	23	399	6,464	$16.20	1.8%	193	467	14,506	$31.06	7.1%	216	866	20,970	$24.21	3.7%
2023	10	222	3,918	$17.65	1.1%	150	449	12,460	$27.75	6.1%	160	671	16,378	$24.41	2.9%
2024	16	377	5,490	$14.56	1.5%	139	372	11,444	$30.76	5.6%	155	749	16,934	$22.61	3.0%
2025	12	399	4,858	$12.18	1.4%	140	380	10,454	$27.51	5.1%	152	779	15,312	$19.66	2.7%
2026	18	346	5,897	$17.04	1.7%	136	380	10,787	$28.39	5.3%	154	726	16,684	$22.98	3.0%
Thereafter	702	24,256	310,019	$12.78	87.1%	756	3,100	75,416	$24.33	36.8%	1,458	27,356	385,435	$14.09	68.8%
Total	844	27,225	$355,851	$13.07	100.0%	2,499	7,563	$204,678	$27.06	100.0%	3,343	34,788	$560,529	$16.11	100.0%

DDR Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	58	129	$2,400	$18.60	1.8%	58	129	$2,400	$18.60	0.7%
2017	4	62	1,286	$20.74	0.6%	64	151	3,134	$20.75	2.4%	68	213	4,420	$20.75	1.3%
2018	45	1,154	13,548	$11.74	6.4%	344	913	21,450	$23.49	16.3%	389	2,067	34,998	$16.93	10.2%
2019	76	2,319	28,729	$12.39	13.6%	344	880	20,324	$23.10	15.5%	420	3,199	49,053	$15.33	14.3%
2020	74	2,296	25,793	$11.23	12.2%	315	763	17,059	$22.36	13.0%	389	3,059	42,852	$14.01	12.5%
2021	103	3,712	40,414	$10.89	19.1%	354	916	22,700	$24.78	17.3%	457	4,628	63,114	$13.64	18.4%
2022	94	2,998	32,624	$10.88	15.4%	283	800	18,674	$23.34	14.2%	377	3,798	51,298	$13.51	15.0%
2023	73	2,363	25,294	$10.70	12.0%	89	304	6,813	$22.41	5.2%	162	2,667	32,107	$12.04	9.4%
2024	36	1,058	12,725	$12.03	6.0%	67	244	5,699	$23.36	4.3%	103	1,302	18,424	$14.15	5.4%
2025	17	514	6,734	$13.10	3.2%	59	217	4,862	$22.41	3.7%	76	731	11,596	$15.86	3.4%
2026	21	441	5,355	$12.14	2.5%	39	123	3,139	$25.52	2.4%	60	564	8,494	$15.06	2.5%
Thereafter	39	1,424	19,092	$13.41	9.0%	61	202	5,026	$24.88	3.8%	100	1,626	24,118	$14.83	7.0%
Total	582	18,341	$211,594	$11.54	100.0%	2,077	5,642	$131,280	$23.27	100.0%	2,659	23,983	$342,874	$14.30	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	46	97	$1,871	$19.29	1.4%	46	97	$1,871	$19.29	0.5%
2017	1	17	324	$19.06	0.2%	39	90	1,732	$19.24	1.3%	40	107	2,056	$19.21	0.6%
2018	10	204	2,018	$9.89	1.0%	197	460	10,663	$23.18	8.1%	207	664	12,681	$19.10	3.7%
2019	9	217	1,770	$8.16	0.8%	184	392	8,939	$22.80	6.8%	193	609	10,709	$17.58	3.1%
2020	10	173	2,179	$12.60	1.0%	178	360	8,203	$22.79	6.2%	188	533	10,382	$19.48	3.0%
2021	13	253	2,939	$11.62	1.4%	223	490	12,557	$25.63	9.6%	236	743	15,496	$20.86	4.5%
2022	16	367	5,083	$13.85	2.4%	177	447	10,626	$23.77	8.1%	193	814	15,709	$19.30	4.6%
2023	8	256	1,969	$7.69	0.9%	137	349	8,438	$24.18	6.4%	145	605	10,407	$17.20	3.0%
2024	8	172	1,812	$10.53	0.9%	122	338	7,860	$23.25	6.0%	130	510	9,672	$18.96	2.8%
2025	16	272	3,819	$14.04	1.8%	100	267	5,716	$21.41	4.4%	116	539	9,535	$17.69	2.8%
2026	18	391	5,214	$13.34	2.5%	108	269	6,136	$22.81	4.7%	126	660	11,350	$17.20	3.3%
Thereafter	473	16,019	184,467	$11.52	87.2%	566	2,083	48,539	$23.30	37.0%	1,039	18,102	233,006	$12.87	68.0%
Total	582	18,341	$211,594	$11.54	100.0%	2,077	5,642	$131,280	$23.27	100.0%	2,659	23,983	$342,874	$14.30	100.0%

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
1	River Ridge	Birmingham	Birmingham	AL	2001	2007	15%	TIAA	172	350	$16.39	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Valley Bend	Huntsville	Huntsville	AL	2002	2014	5%	BREDDR III	425	777	$14.88	Barnes & Noble, Bed Bath & Beyond, Carmike Cinemas (U), Dick's Sporting Goods, Hobby Lobby, Kohl's (U), Marshalls, Target (U)
3	Westside Centre	Huntsville	Huntsville	AL	2002	2007	15%	TIAA	477	667	$12.00	Altitude Trampoline Park, Big Lots, Michaels, Petsmart, Ross Dress for Less, Stein Mart, Target (U)
4	Oxford Exchange	Oxford	Oxford	AL	2006	2014	5%	BREDDR III	334	803	$12.80	Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Hobby Lobby, Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, Sam's Club (U), T.J. Maxx, Target (U)
5	Dimond Crossing	Anchorage	Anchorage	AK	1981	2014	5%	BREDDR III	85	85	$16.03	Bed Bath & Beyond, PetSmart
6	SanTan Village Marketplace	Phoenix	Gilbert	AZ	2005	2014	5%	BREDDR III	286	690	$16.31	Bed Bath & Beyond, Big Lots, DSW, Jo-Ann, Marshalls, Sam's Club (U), Walmart (U)
7	Palm Valley Pavilions West	Phoenix	Goodyear	AZ	2002	2016	100%		233	277	$17.93	Barnes & Noble, Best Buy, Ross Dress for Less, Total Wine & More
8	Ahwatukee Foothills Towne Center	Phoenix	Phoenix	AZ	2013	1998	100%		687	702	$17.57	AMC Theatres, Ashley Furniture HomeStore, Babies "R" Us, Best Buy, Burlington, HomeGoods, Jo-Ann, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
9	Arrowhead Crossing	Phoenix	Phoenix	AZ	1995	1996	100%		345	416	$16.26	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Old Navy, Savers (U), Staples, T.J. Maxx
10	Deer Valley Towne Center	Phoenix	Phoenix	AZ	1996	1999	100%		197	460	$19.65	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
11	Paradise Village Gateway	Phoenix	Phoenix	AZ	2004	2003	67%	Other	295	295	$17.20	Albertsons, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
12	Plaza at Power Marketplace	Phoenix	Queen Creek	AZ	2007	2014	5%	BREDDR III	71	105	$20.79	LA Fitness
13	Shops at Prescott Gateway	Prescott	Prescott	AZ	2012	2014	5%	BREDDR III	35	35	$29.37	Trader Joe's
14	Silverado Plaza	Tucson	Tucson	AZ	1999	2014	5%	BREDDR III	78	79	$9.33	Safeway
15	Tucson Spectrum	Tucson	Tucson	AZ	2008	2012	100%		717	970	$14.50	Bed Bath & Beyond, Best Buy, Food City, Harkins Theatres, Home Depot (U), JCPenney, LA Fitness, Marshalls, Michaels, OfficeMax, Old Navy, Party City, PetSmart, Ross Dress for Less, Target (U)
16	Walgreens	Fayetteville	Springdale	AR	2009	2014	5%	BREDDR III	15	15	$26.80	—
17	Sherwood Retail Center	Little Rock	Sherwood	AR	1986	2014	5%	BREDDR III	123	194	$4.22	Mardel, Tractor Supply Company
18	Buena Park Place	Los Angeles	Buena Park	CA	2009	2004	100%		215	246	$15.16	Aldi, Kohl's, Michaels
19	Falcon Ridge Town Center	Los Angeles	Fontana	CA	2005	2013	100%		291	438	$22.57	24 Hour Fitness, Aki-Home, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
20	The Pike Outlets	Los Angeles	Long Beach	CA	2015	DEV	100%		392	392	$21.71	Cinemark, H & M, Nike, Restoration Hardware
21	Eastland Center	Los Angeles	West Covina	CA	1957	2014	5%	BREDDR III	811	911	$14.46	Albertsons, Ashley Furniture Homestore, Burlington, Dick's Sporting Goods, Hobby Lobby, Marshalls, Pottery Barn Outlet, Ross Dress for Less, Target, Walmart
22	Whittwood Town Center	Los Angeles	Whittier	CA	1960	2014	5%	BREDDR III	783	842	$9.48	24 Hour Fitness, JCPenney, Kohl's, PetSmart, Sears, Target, Vons
23	Ridge at Creekside	Sacramento	Roseville	CA	2007	2014	100%		275	289	$22.02	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
24	Vista Village	San Diego	Vista	CA	2007	2013	100%		194	235	$25.25	Cinepolis, Frazier Farms, Lowe's (U), Staples (U)
25	Whole Foods at Bay Place	San Francisco	Oakland	CA	2006	2013	100%		57	57	$42.17	Whole Foods
26	Hilltop Plaza	San Francisco	Richmond	CA	2000	2002	20%	DDRM	251	251	$17.29	99 Cents Only, Century Theatre, dd's Discounts, Ross Dress for Less
27	1000 Van Ness	San Francisco	San Francisco	CA	1998	2002	100%		122	122	$35.87	AMC Theatres, The Studio Mix
28	Cornerstar	Denver	Aurora	CO	2008	2014	5%	BREDDR III	430	585	$19.12	24 Hour Fitness, Cornerstar Wine & Liquor, Dick's Sporting Goods, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Sprouts Farmers Market, Target (U), Ulta Beauty
29	Pioneer Hills	Denver	Aurora	CO	2003	2003	100%		138	494	$15.91	Bed Bath & Beyond, Home Depot (U), Inspire Fitness, Walmart (U)
30	Centennial Promenade	Denver	Centennial	CO	2002	1997	100%		418	827	$18.79	Cavender's, Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, REI (U), Ross Dress for Less, Stickley Furniture, Toys "R" Us

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
31	Chapel Hills	Denver	Colorado Springs	CO	2000	2011	100%		446	541	$12.67	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
32	Tamarac Shopping Center	Denver	Denver	CO	2013	2001	100%		69	204	$14.82	Target (U)
33	University Hills	Denver	Denver	CO	1997	2003	100%		244	261	$19.18	24 Hour Fitness, King Soopers, Marshalls, Michaels, Pier 1 Imports
34	Denver West Plaza	Denver	Lakewood	CO	2002	2014	5%	BREDDR III	71	75	$18.76	Best Buy
35	FlatAcres Marketcenter/Parker Pavilions	Denver	Parker	CO	2003	2003	100%		232	641	$19.35	Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
36	Guilford Commons	Hartford	Guilford	CT	2015	DEV	100%		123	123	$16.51	Bed Bath & Beyond, The Fresh Market
37	Connecticut Commons	Hartford	Plainville	CT	2013	DEV	100%		562	562	$13.28	A.C. Moore, AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
38	Naugatuck Valley Shopping Center	Hartford	Waterbury	CT	2003	2014	5%	BREDDR III	383	383	$11.81	Bob's Stores, Staples, Stop & Shop, Walmart
39	Windsor Court	Hartford	Windsor	CT	1993	2007	100%		79	268	$18.76	Stop & Shop, Target (U)
40	Northpoint Shopping Center	Fort Myers	Cape Coral	FL	2008	2014	5%	BREDDR III	112	116	$12.66	Bed Bath & Beyond, Michaels, PetSmart
41	Cypress Trace	Fort Myers	Fort Myers	FL	2004	2007	15%	TIAA	276	276	$10.35	Bealls, Bealls Outlet, Ross Dress for Less, Stein Mart
42	Market Square	Fort Myers	Fort Myers	FL	2004	2007	15%	TIAA	119	406	$15.87	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
43	The Forum	Fort Myers	Fort Myers	FL	2008	2014	5%	BREDDR III	190	458	$16.60	Bed Bath & Beyond, Home Depot (U), Ross Dress for Less, Staples, Target (U)
44	Shoppes at Paradise Pointe	Fort Walton Beach	Fort Walton Beach	FL	2000	2007	20%	DDRM	84	84	$11.86	Publix
45	Melbourne Shopping Center	Melbourne	Melbourne	FL	1999	2007	20%	DDRM	229	229	$6.45	Big Lots, Publix
46	Aberdeen Square	Miami	Boynton Beach	FL	1990	2007	20%	DDRM	71	71	$10.55	Publix
47	Village Square at Golf	Miami	Boynton Beach	FL	2002	2007	20%	DDRM	135	135	$14.66	Publix
48	Sheridan Square	Miami	Dania	FL	1991	2007	20%	DDRM	67	67	$11.06	Walmart Neighborhood Market
49	Paraiso Plaza	Miami	Hialeah	FL	1997	2007	20%	DDRM	61	61	$16.83	Publix
50	Homestead Pavilion	Miami	Homestead	FL	2008	2008	100%		300	391	$18.27	Bed Bath & Beyond, Kohl's (U), Michaels, Ross Dress for Less
51	Concourse Village	Miami	Jupiter	FL	2004	2015	5%	BREDDR IV	134	134	$16.31	Ross Dress for Less, T.J. Maxx
52	Plaza del Paraiso	Miami	Miami	FL	2003	2007	20%	DDRM	85	85	$15.78	Publix
53	The Shops at Midtown Miami	Miami	Miami	FL	2006	DEV	100%		467	467	$20.94	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
54	Fountains of Miramar	Miami	Miramar	FL	2005	2015	5%	BREDDR IV	139	251	$22.63	Home Depot (U), Marshalls, Ross Dress for Less
55	River Run	Miami	Miramar	FL	1989	2007	20%	DDRM	94	107	$13.49	Publix
56	Northlake Commons	Miami	Palm Beach Gardens	FL	2003	2007	20%	DDRM	124	245	$13.87	Home Depot (U), Jo-Ann, Ross Dress for Less
57	Flamingo Falls	Miami	Pembroke Pines	FL	2001	2007	20%	DDRM	109	148	$22.00	LA Fitness (U), The Fresh Market
58	The Fountains	Miami	Plantation	FL	2010	2007	100%		430	489	$16.18	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More
59	Midway Plaza	Miami	Tamarac	FL	1985	2007	20%	DDRM	228	228	$12.98	Publix, Ross Dress for Less
60	Tequesta Shoppes	Miami	Tequesta	FL	2014	2007	100%		110	110	$11.46	Marshalls
61	Carillon Place	Naples	Naples	FL	1994	1995	100%		268	283	$14.92	Bealls Outlet, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
62	Countryside Shoppes	Naples	Naples	FL	1997	2007	20%	DDRM	74	74	$17.82	—
63	Crystal Springs	Ocala	Crystal River	FL	2001	2007	20%	DDRM	67	79	$11.89	Publix
64	Shoppes of Citrus Hills	Ocala	Hernando	FL	2003	2007	20%	DDRM	69	69	$11.21	Publix
65	Heather Island	Ocala	Ocala	FL	2005	2007	20%	DDRM	71	71	$11.21	Publix
66	Casselberry Commons	Orlando	Casselberry	FL	2010	2007	20%	DDRM	245	248	$12.28	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
67	Shoppes of Lake Mary	Orlando	Lake Mary	FL	2001	2007	15%	TIAA	74	279	$23.14	Publix (U), Staples, Target (U)
68	West Oaks Town Center	Orlando	Ocoee	FL	2000	2007	20%	DDRM	67	112	$15.86	Best Buy (U), Michaels

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
69	Chickasaw Trail Shopping Center	Orlando	Orlando	FL	1994	2007	20%	DDRM	75	81	$11.95	Publix
70	Conway Plaza	Orlando	Orlando	FL	1999	2007	20%	DDRM	118	118	$10.06	Publix
71	International Drive Value Center	Orlando	Orlando	FL	1995	2015	100%		186	192	$10.44	Bed Bath & Beyond, dd's Discounts, Ross Dress for Less, T.J. Maxx
72	Lee Vista Promenade	Orlando	Orlando	FL	2016	DEV	100%		308	308	$18.35	Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
73	Millenia Crossing	Orlando	Orlando	FL	2009	2015	5%	BREDDR IV	100	100	$28.33	Nordstrom Rack
74	Millenia Plaza	Orlando	Orlando	FL	2001	2015	100%		412	412	$10.84	BJ's Wholesale Club, Dick's Sporting Goods, Home Depot, Ross Dress for Less, Total Wine & More, Toys "R" Us/Babies "R" Us
75	Skyview Plaza	Orlando	Orlando	FL	1998	2007	20%	DDRM	263	263	$11.25	dd's Discounts, Fallas Paredes, Goodwill, Publix, Ross Dress for Less
76	Oviedo Park Crossing	Orlando	Oviedo	FL	1999	DEV	20%	DDRM	186	321	$11.09	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
77	Winter Garden Village	Orlando	Winter Garden	FL	2007	2013	100%		758	1,127	$18.72	Bealls, Bed Bath & Beyond, Best Buy, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
78	Tradewinds Shopping Center	Pensacola	Pensacola	FL	1985	2014	5%	BREDDR III	179	195	$10.08	Jo-Ann, T.J. Maxx/HomeGoods
79	Cortez Plaza	Sarasota	Bradenton	FL	2015	2007	100%		274	274	$12.38	Burlington, LA Fitness, PetSmart
80	Creekwood Crossing	Sarasota	Bradenton	FL	2001	2007	20%	DDRM	235	397	$11.07	Bealls, Bealls Outlet, Big Lots, LA Fitness, Lowe's (U)
81	Lakewood Ranch Plaza	Sarasota	Bradenton	FL	2001	2007	20%	DDRM	85	107	$13.50	Publix
82	Capital West	Tallahassee	Tallahassee	FL	2004	2003	100%		88	272	$8.49	Bealls Outlet, Walmart (U)
83	Killearn Shopping Center	Tallahassee	Tallahassee	FL	1980	2007	20%	DDRM	95	95	$13.99	Hobby Lobby
84	Southwood Village	Tallahassee	Tallahassee	FL	2003	2007	20%	DDRM	66	66	$12.77	Publix
85	Kmart Shopping Center	Tampa	Brandon	FL	2003	IPO	100%		232	232	$3.69	Kane Furniture, Kmart
86	Lake Brandon Plaza	Tampa	Brandon	FL	2014	2009	100%		178	198	$13.84	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
87	Lake Brandon Village	Tampa	Brandon	FL	2004	2003	100%		114	256	$14.40	buybuy BABY, Lowe's (U), PetSmart
88	Bardmoor Promenade	Tampa	Largo	FL	1991	2007	20%	DDRM	158	171	$14.23	Publix
89	Shoppes at Golden Acres	Tampa	New Port Richey	FL	2002	2007	20%	DDRM	131	131	$11.18	Publix
90	The Shoppes of Boot Ranch	Tampa	Palm Harbor	FL	1990	1995	100%		52	229	$24.10	Publix (U), Target (U)
91	Lake Walden Square	Tampa	Plant City	FL	2013	2007	100%		245	245	$11.48	Marshalls, Premiere Cinemas, Ross Dress for Less, Winn Dixie
92	Mariner Square	Tampa	Spring Hill	FL	1997	IPO	100%		194	519	$9.54	Bealls, Ross Dress for Less, Sam's Club (U), Walmart (U)
93	Nature Coast Commons	Tampa	Spring Hill	FL	2009	2014	5%	BREDDR III	226	549	$16.17	Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
94	North Pointe Plaza	Tampa	Tampa	FL	1990	IPO	20%	DDRM	108	226	$13.84	Publix, Walmart (U)
95	The Walk at Highwoods Preserve	Tampa	Tampa	FL	2001	2007	100%		138	232	$16.14	Best Buy, HomeGoods, Michaels, Muvico (U)
96	Tarpon Square	Tampa	Tarpon Springs	FL	1998	IPO	100%		115	199	$12.83	Bealls Outlet, Big Lots, Staples, Walmart (U)
97	Brandon Boulevard Shoppes	Tampa	Valrico	FL	2012	2007	100%		86	89	$15.48	LA Fitness
98	Shoppes at Lithia	Tampa	Valrico	FL	2003	2007	20%	DDRM	71	71	$16.03	Publix
99	The Shoppes at New Tampa	Tampa	Wesley Chapel	FL	2002	2007	20%	DDRM	159	188	$13.81	Bealls, Office Depot (U), Publix
100	Century Town Center	Vero Beach	Vero Beach	FL	2008	2014	5%	BREDDR III	107	117	$14.12	Marshalls/HomeGoods
101	Brookhaven Plaza	Atlanta	Atlanta	GA	1993	2007	20%	SAU	70	70	$19.84	Stein Mart
102	Cascade Corners	Atlanta	Atlanta	GA	1993	2007	20%	SAU	67	67	$6.99	Kroger
103	Cascade Crossing	Atlanta	Atlanta	GA	1994	2007	20%	SAU	63	63	$10.19	Publix
104	Perimeter Pointe	Atlanta	Atlanta	GA	2002	1995	100%		353	353	$17.60	Babies "R" Us, Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas, Stein Mart
105	Marketplace at Millcreek	Atlanta	Buford	GA	2003	2007	15%	TIAA	402	533	$12.86	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, PetSmart, REI, Ross Dress for Less, Stein Mart
106	Hickory Flat Village	Atlanta	Canton	GA	2000	2007	20%	SAU	74	88	$12.88	Publix
107	Riverstone Plaza	Atlanta	Canton	GA	1998	2007	20%	DDRM	308	335	$11.99	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
108	Cumming Marketplace	Atlanta	Cumming	GA	1999	2003	100%		311	717	$12.52	ApplianceSmart, Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
109	Cumming Town Center	Atlanta	Cumming	GA	2007	2013	100%		311	311	$15.35	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
110	Sharon Greens	Atlanta	Cumming	GA	2001	2007	20%	DDRM	98	101	$11.81	Kroger
111	Flat Shoals Crossing	Atlanta	Decatur	GA	1994	2007	20%	SAU	70	70	$10.32	Publix
112	Hairston Crossing	Atlanta	Decatur	GA	2002	2007	20%	DDRM	58	58	$11.71	Publix
113	Douglasville Pavilion	Atlanta	Douglasville	GA	1998	2007	100%		267	370	$11.79	Big Lots, Marshalls, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Target (U)
114	Market Square	Atlanta	Douglasville	GA	1990	2007	20%	OTHER	125	125	$10.35	Bargain Hunt
115	Camp Creek Marketplace	Atlanta	East Point	GA	2003	2014	5%	BREDDR III	424	719	$15.87	Beauty Master, BJ's Wholesale Club, Lowe's (U), Marshalls, Ross Dress for Less, Staples, T.J. Maxx, Target (U)
116	Paradise Shoppes of Ellenwood	Atlanta	Ellenwood	GA	2003	2007	20%	DDRM	68	68	$11.09	—
117	Fayette Pavilion	Atlanta	Fayetteville	GA	2002	2007	15%	TIAA	1,242	1,506	$9.38

Bealls Outlet, Bed Bath & Beyond, Belk, Big Lots, Cinemark, Dick's Sporting Goods, Forever 21, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl's, Marshalls, PetSmart, Publix, Ross Dress for Less, Target (U), Toys "R" Us/Babies "R" Us, Walmart

118	Clearwater Crossing	Atlanta	Flowery Branch	GA	2003	2007	20%	DDRM	91	91	$12.25	Kroger
119	Stonebridge Village	Atlanta	Flowery Branch	GA	2008	2014	5%	BREDDR III	157	504	$16.75	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
120	Barrett Pavilion	Atlanta	Kennesaw	GA	1998	2007	15%	TIAA	459	584	$15.96	AMC Theatres, Bealls Outlet, buybuy BABY, Jo-Ann, Old Navy, Ozone Billiards, REI, Target (U), Total Wine & More
121	Towne Center Prado	Atlanta	Marietta	GA	2002	1995	100%		287	327	$13.10	Publix, Ross Dress for Less, Stein Mart
122	Shoppes at Lake Dow	Atlanta	Mcdonough	GA	2002	2007	20%	DDRM	73	97	$13.08	Publix
123	Newnan Crossing	Atlanta	Newnan	GA	1995	2003	100%		223	453	$8.51	Hobby Lobby, Lowe's, Walmart (U)
124	Newnan Pavilion	Atlanta	Newnan	GA	2013	2007	15%	TIAA	468	468	$8.10	Academy Sports, Aldi, Home Depot, Kohl's, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park
125	Sandy Plains Village	Atlanta	Roswell	GA	2013	2007	100%		174	174	$10.76	Movie Tavern
126	Heritage Pavilion	Atlanta	Smyrna	GA	1995	2007	15%	TIAA	256	256	$13.84	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
127	Presidential Commons	Atlanta	Snellville	GA	2000	2007	100%		376	376	$11.66	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
128	Deshon Plaza	Atlanta	Stone Mountain	GA	1994	2007	20%	SAU	64	64	$11.33	Publix
129	Johns Creek Town Center	Atlanta	Suwanee	GA	2004	2003	100%		293	293	$14.17	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
130	Cofer Crossing	Atlanta	Tucker	GA	2003	2003	20%	DDRM	136	278	$8.53	HomeGoods, Kroger, Walmart (U)
131	Woodstock Square	Atlanta	Woodstock	GA	2001	2007	15%	TIAA	219	400	$14.50	Kohl's, OfficeMax, Old Navy, Target (U)
132	Glynn Isles	Brunswick	Brunswick	GA	2007	2014	5%	BREDDR III	193	517	$15.79	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
133	Eisenhower Crossing	Macon	Macon	GA	2002	2007	15%	TIAA	420	722	$10.86	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Marshalls, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
134	Meridian Crossroads	Boise	Meridian	ID	2004	DEV	100%		527	731	$15.38	Ashley Furniture HomeStore, Bed Bath & Beyond, Craft Warehouse, Office Depot, Old Navy, Ross Dress for Less, Sportsman's Warehouse, Walmart (U)
135	Nampa Gateway Center	Boise	Nampa	ID	2008	DEV	100%		471	496	$5.11	Circustrix, Edwards Theatres, Idaho Athletic Club, JCPenney
136	3030 North Broadway	Chicago	Chicago	IL	2016	2017	100%		132	132	$34.35	Mariano's, XSport Fitness
137	Kingsbury Center	Chicago	Chicago	IL	2012	2014	5%	BREDDR III	53	53	$30.16	buybuy BABY
138	The Maxwell	Chicago	Chicago	IL	2014	2014	100%		240	240	$26.45	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
139	Deer Park Town Center	Chicago	Deer Park	IL	2004	DEV	50%	OTHER	356	406	$31.11	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
140	Hillside Town Center	Chicago	Hillside	IL	2009	2014	5%	BREDDR III	165	365	$16.46	HomeGoods, Michaels, Ross Dress for Less, Target (U)
141	The Shops at Fox River	Chicago	McHenry	IL	2006	DEV	100%		341	444	$13.56	Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, JCPenney (U), PetSmart, Ross Dress for Less, T.J. Maxx
142	Prairie Market	Chicago	Oswego	IL	2007	2014	5%	BREDDR III	113	679	$22.08	Aldi, Best Buy (U), Dick's Sporting Goods (U), Hobby Lobby (U), Kohl's (U), PetSmart, Walmart (U)
143	Woodfield Village Green	Chicago	Schaumburg	IL	2015	1995	100%		526	692	$20.12	At Home, Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Trader Joe's
144	Village Crossing	Chicago	Skokie	IL	1989	2007	15%	TIAA	722	722	$18.32	AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Jewel-Osco, Michaels, OfficeMax, PetSmart, Tuesday Morning
145	Brookside Marketplace	Chicago	Tinley Park	IL	2013	2012	100%		317	602	$15.25	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
146	Highland Grove Shopping Center	Chicago	Highland	IN	2001	2007	20%	DDRM	312	541	$14.44	Best Buy (U), Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)
147	East Lloyd Commons	Evansville	Evansville	IN	2005	2007	100%		160	160	$16.03	Best Buy, Michaels
148	Merriam Village	Kansas City	Merriam	KS	2005	2004	100%		418	921	$13.51	Cinemark, Dick's Sporting Goods, Hen House Market, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
149	Duvall Village	Balt-Wash DC	Bowie	MD	1998	2007	100%		88	88	$20.07	—
150	Harundale Plaza	Balt-Wash DC	Glen Burnie	MD	1999	2007	20%	OTHER	218	218	$9.71	Burlington, HomeGoods, Regency Furniture
151	Largo Town Center	Balt-Wash DC	Upper Marlboro	MD	1991	2007	20%	OTHER	277	281	$15.40	Marshalls, Regency Furniture, Shoppers Food Warehouse
152	Costco Plaza	Balt-Wash DC	White Marsh	MD	1992	2007	15%	TIAA	210	335	$7.56	Big Lots, Costco, Home Depot (U), Pep Boys, PetSmart
153	The Commons	Salisbury	Salisbury	MD	1999	DEV	100%		130	350	$14.39	Best Buy, Home Depot (U), Michaels, Target (U)
154	Gateway Center	Boston	Everett	MA	2001	DEV	100%		354	640	$16.18	Babies "R" Us, Costco (U), Home Depot, Michaels, Old Navy, Target (U), Total Wine & More
155	Shoppers World	Boston	Framingham	MA	1994	1995	100%		783	783	$24.65	A.C. Moore, AMC Theatres, Babies "R" Us, Barnes & Noble, Best Buy, DSW, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx, Toys "R" Us
156	Riverdale Shops	Springfield	West Springfield	MA	2003	2007	20%	DDRM	274	274	$14.81	Kohl's, Stop & Shop
157	Fairlane Green	Detroit	Allen Park	MI	2005	2014	5%	BREDDR III	270	401	$19.34	Barnes & Noble, Bed Bath & Beyond, Home Depot (U), Meijer (U), Michaels, T.J. Maxx, Target (U)
158	Waterside Marketplace	Detroit	Chesterfield	MI	2007	2014	5%	BREDDR III	291	547	$13.26	Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, JCPenney (U), Jo-Ann, Lowe's (U), T.J. Maxx
159	Green Ridge Square	Grand Rapids	Grand Rapids	MI	1995	1995	100%		216	407	$13.62	Bed Bath & Beyond, Best Buy, Michaels, T.J. Maxx, Target (U), Toys "R" Us (U)
160	Grandville Marketplace	Grand Rapids	Grandville	MI	2003	2003	100%		224	372	$10.75	Hobby Lobby, Lowe's (U), OfficeMax
161	Valley Center	Saginaw	Saginaw	MI	1994	2014	5%	BREDDR III	409	419	$9.77	Babies "R" Us, Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, Michaels, PetSmart, T.J. Maxx
162	Riverdale Village	Minneapolis	Coon Rapids	MN	2003	DEV	100%		788	968	$15.24	Bed Bath & Beyond, Best Buy, Costco (U), Dick's Sporting Goods, DSW, JCPenney, Jo-Ann, Kohl's, Old Navy, T.J. Maxx
163	Maple Grove Crossing	Minneapolis	Maple Grove	MN	2002	1996	100%		262	350	$12.63	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl's, Michaels
164	Midway Marketplace	Minneapolis	St. Paul	MN	1995	1997	100%		324	487	$8.64	Cub Foods, Herberger's (U), LA Fitness, T.J. Maxx, Walmart
165	Crossroads Center	Gulfport	Gulfport	MS	1999	2003	100%		555	591	$11.65	Academy Sports, Barnes & Noble, Belk, Burke's Outlet, Cinemark, Forever 21, Michaels, Ross Dress for Less, T.J. Maxx
166	Big Oaks Crossing	Tupelo	Tupelo	MS	1992	1994	100%		348	348	$6.17	Jo-Ann, Sam's Club, Walmart
167	Independence Commons	Kansas City	Independence	MO	1999	1995	100%		386	403	$14.87	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
168	The Promenade at Brentwood	St Louis	Brentwood	MO	1998	1998	100%		338	338	$15.11	Bed Bath & Beyond, Micro Center, PetSmart, Target, Trader Joe's
169	Seabrook Commons	Boston	Seabrook	NH	2014	DEV	100%		175	393	$18.57	Dick's Sporting Goods, Walmart (U)
170	Hamilton Commons	Atlantic City	Mays Landing	NJ	2001	2004	100%		397	397	$17.88	Bed Bath & Beyond, Marshalls, Regal Cinemas, Ross Dress for Less
171	Wrangleboro Consumer Square	Atlantic City	Mays Landing	NJ	1997	2004	100%		842	842	$13.36	Babies "R" Us, Best Buy, BJ's Wholesale Club, Books-A-Million, Christmas Tree Shops, Dick's Sporting Goods, Just Cabinets, Kohl's, Michaels, PetSmart, Staples, Target
172	East Hanover Plaza	New York	East Hanover	NJ	1994	2007	100%		98	359	$19.80	Costco (U), HomeGoods, HomeSense, Sierra Trading Post, Target (U)
173	Edgewater Towne Center	New York	Edgewater	NJ	2000	2007	100%		78	78	$27.53	Whole Foods
174	Freehold Marketplace	New York	Freehold	NJ	2005	DEV	100%		30	368	$32.47	Sam's Club (U), Walmart (U)
175	Lewandowski Commons	New York	Lyndhurst	NJ	1998	2007	20%	SAU	78	78	$22.76	Stop & Shop
176	Route 22 Retail Center	New York	Union	NJ	1997	2007	100%		112	237	$18.61	Babies "R" Us, Dick's Sporting Goods, Target (U)
177	Consumer Centre	New York	West Long Branch	NJ	1993	2004	100%		292	292	$13.31	buybuy BABY, Home Depot, PetSmart
178	West Falls Plaza	New York	Woodland Park	NJ	1995	2007	20%	DDRM	89	89	$20.23	andThat!, Cost Plus World Market
179	Crossroads Plaza	Philadelphia	Lumberton	NJ	2003	2007	20%	DDRM	100	215	$18.28	Lowe's (U), ShopRite
180	Hamilton Marketplace	Trenton	Hamilton	NJ	2004	2003	100%		542	970	$18.00	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
181	Nassau Park Pavilion	Trenton	Princeton	NJ	2005	1997	100%		609	1,117	$16.78	Babies "R" Us, Best Buy, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, Michaels, PetSmart, Sam's Club (U), Target (U), Walmart (U), Wegmans
182	Southern Tier Crossing	Elmira	Horseheads	NY	2008	DEV	100%		175	523	$16.01	Aldi (U), Dick's Sporting Goods, Jo-Ann, Kohl's (U), Walmart (U)
183	The Hub	New York	Hempstead	NY	2001	2015	5%	BREDDR IV	249	249	$13.92	Home Depot, Super Stop & Shop
184	Belgate Shopping Center	Charlotte	Charlotte	NC	2013	DEV	100%		262	883	$13.57	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
185	Carolina Pavilion	Charlotte	Charlotte	NC	1997	2012	100%		726	871	$13.73

AMC Theatres, Babies "R" Us, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture

186	Cotswold Village	Charlotte	Charlotte	NC	2013	2011	100%		261	261	$22.36	Harris Teeter, Marshalls, PetSmart
187	The Shops at The Fresh Market	Charlotte	Cornelius	NC	2001	2007	100%		130	130	$11.90	Stein Mart, The Fresh Market
188	Birkdale Village	Charlotte	Huntersville	NC	2003	2007	15%	TIAA	299	387	$27.51	Barnes & Noble, Dick's Sporting Goods, Regal Cinemas (U)
189	Rosedale Shopping Center	Charlotte	Huntersville	NC	2000	2007	20%	DDRM	119	119	$17.39	Harris Teeter
190	Winslow Bay Commons	Charlotte	Mooresville	NC	2003	2007	15%	TIAA	268	442	$14.54	Dick's Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
191	Fayetteville Pavilion	Fayetteville	Fayetteville	NC	2001	2007	20%	DDRM	274	274	$12.25	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
192	Shoppes at Oliver's Crossing	Greensboro	Winston Salem	NC	2003	2007	20%	DDRM	77	77	$13.42	Lowes Foods
193	Walmart	Greensboro	Winston Salem	NC	1998	2007	100%		205	205	$6.85	Walmart
194	Beaver Creek Crossings	Raleigh	Apex	NC	2006	DEV	100%		321	321	$16.37	Burke's Outlet, Dick's Sporting Goods, Regal Beaver Creek 12, T.J. Maxx
195	Meadowmont Village	Raleigh	Chapel Hill	NC	2002	2007	20%	DDRM	132	132	$21.68	Harris Teeter
196	Clayton Corners	Raleigh	Clayton	NC	1999	2007	20%	DDRM	126	126	$12.36	Lowes Foods
197	Sexton Commons	Raleigh	Fuquay Varina	NC	2002	2007	20%	DDRM	49	49	$17.49	Harris Teeter
198	Alexander Place	Raleigh	Raleigh	NC	2004	2007	15%	TIAA	198	408	$17.11	Kohl's, Walmart (U)
199	Poyner Place	Raleigh	Raleigh	NC	2012	2012	100%		254	435	$15.89	Cost Plus World Market, Marshalls, Old Navy, Ross Dress for Less, Target (U), Toys "R" Us/Babies "R" Us
200	University Centre	Wilmington	Wilmington	NC	2001	IPO	100%		418	525	$10.89	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
201	CVS	Bellevue	Bellevue	OH	1998	2014	5%	BREDDR III	10	10	$14.46	—
202	Kenwood Square	Cincinnati	Cincinnati	OH	2008	2013	100%		429	463	$19.00	Dick's Sporting Goods, Macy's Furniture Gallery, T.J. Maxx, The Fresh Market, Toys "R" Us/Babies "R" Us
203	Western Hills Square	Cincinnati	Cincinnati	OH	1998	2014	5%	BREDDR III	34	258	$12.67	Kroger (U), PetSmart, Walmart (U)
204	Waterstone Center	Cincinnati	Mason	OH	1998	2014	100%		162	433	$15.83	Barnes & Noble, Bassett Home Furnishings, Best Buy, Costco (U), Michaels, Target (U)
205	Belden Park Crossings	Cleveland	North Canton	OH	2003	DEV	100%		484	600	$13.09	Dick's Sporting Goods, DSW, Fresh Thyme Farmers Market, Jo-Ann, Kohl's, PetSmart, Target (U), Value City Furniture
206	Great Northern Plazas	Cleveland	North Olmsted	OH	2013	1997	100%		631	669	$13.78	Bed Bath & Beyond, Best Buy, Big Lots, Burlington, DSW, Home Depot, Jo-Ann, K&G Fashion Superstore, Marc's, PetSmart
207	Uptown Solon	Cleveland	Solon	OH	1998	DEV	100%		182	182	$15.08	Bed Bath & Beyond, Mustard Seed Market & Cafe
208	Stow Community Center	Cleveland	Stow	OH	2008	DEV	100%		401	503	$11.20	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
209	West Bay Plaza	Cleveland	Westlake	OH	2000	IPO	100%		115	115	$14.25	Marc's
210	Easton Market	Columbus	Columbus	OH	2013	1998	100%		502	552	$15.99	Bed Bath & Beyond, buybuy BABY, DSW, Michaels, Nordstrom Rack, PetSmart, Staples, T.J. Maxx, Value City Furniture
211	Hilliard Rome Commons	Columbus	Columbus	OH	2001	2007	20%	DDRM	111	111	$14.61	—
212	Lennox Town Center	Columbus	Columbus	OH	1997	1998	50%	OTHER	374	374	$12.07	AMC Theatres, Barnes & Noble, Staples, Target
213	Polaris Towne Center	Columbus	Columbus	OH	1999	2011	100%		458	730	$16.62	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
214	Sun Center	Columbus	Columbus	OH	1995	1998	79%	OTHER	316	358	$14.54	Ashley Furniture HomeStore, Babies "R" Us, Michaels, Staples, Stein Mart, Whole Foods
215	Perimeter Center	Columbus	Dublin	OH	1996	1998	100%		136	136	$16.49	Giant Eagle
216	Derby Square	Columbus	Grove City	OH	1992	1998	20%	DDRM	125	134	$11.00	Giant Eagle
217	Powell Center	Columbus	Lewis Center	OH	2000	2014	5%	BREDDR III	202	233	$13.37	Giant Eagle, HomeGoods, Marshalls, Michaels
218	Shoppes on South Main	Toledo	Bowling Green	OH	1978	2014	5%	BREDDR III	111	222	$11.02	Home Depot (U), Planet Fitness, T.J. Maxx
219	North Towne Commons	Toledo	Toledo	OH	1995	2004	100%		80	295		Kroger (U), T.J. Maxx (U), Target (U)
220	Springfield Commons	Toledo	Toledo	OH	1999	DEV	20%	DDRM	272	272	$11.32	Babies "R" Us, Bed Bath & Beyond, Kohl's, Old Navy
221	Gresham Station	Portland	Gresham	OR	2000	2016	100%		342	342	$19.66	Bed Bath & Beyond, Best Buy, Craft Warehouse, LA Fitness
222	Tanasbourne Town Center	Portland	Portland	OR	2001	1996	100%		309	570	$20.24	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Target (U)
223	Southmont Plaza	Allentown	Easton	PA	2004	2015	5%	BREDDR IV	251	386	$15.59	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
224	Peach Street Marketplace	Erie	Erie	PA	2012	DEV	100%		721	1,001	$10.16	Babies "R" Us, Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Erie Sports, Hobby Lobby, Home Depot (U), Kohl's, Lowe's, Marshalls, PetSmart, Target (U)
225	Silver Spring Square	Harrisburg	Mechanicsburg	PA	2001	2013	100%		343	569	$17.90	Bed Bath & Beyond, Best Buy, Kohl's (U), Ross Dress for Less, Target (U), Wegmans
226	Ashbridge Square	Philadelphia	Downingtown	PA	1999	2015	5%	BREDDR IV	386	386	$11.01	Best Buy, Christmas Tree Shops, Home Depot, Jo-Ann, Staples
227	Noble Town Center	Philadelphia	Jenkintown	PA	1999	2014	100%		168	168	$15.97	AFC Fitness, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Stein Mart
228	Overlook at King of Prussia	Philadelphia	King Of Prussia	PA	2002	2007	15%	TIAA	193	193	$28.96	Best Buy, Off 5th, United Artists Theatre
229	Widewater Commons	Uniontown	Uniontown	PA	2008	2014	5%	BREDDR III	47	171	$14.18	PetSmart, Target (U)
230	Plaza Isabela	Aguadilla-Isabella	Isabela	PR	1994	2005	100%		259	259	$15.09	Selectos Supermarket, Walmart
231	Plaza Fajardo	Fajardo	Fajardo	PR	2013	2005	100%		274	274	$16.64	Econo, Walmart
232	Plaza Walmart	Guayama	Guayama	PR	1994	2005	100%		164	164	$9.25	Walmart

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
233	Plaza del Atlántico	San Juan	Arecibo	PR	1993	2005	100%		223	223	$12.28	Capri Del Atlantico, Kmart
234	Plaza del Sol	San Juan	Bayamon	PR	2014	2005	100%		611	724	$32.02	Bed Bath & Beyond, Caribbean Cinemas, H & M, Home Depot (U), Old Navy, Walmart
235	Plaza Río Hondo	San Juan	Bayamon	PR	2015	2005	100%		555	555	$25.60	Best Buy, Caribbean Cinemas, Kmart, Marshalls Mega Store, Pueblo, T.J. Maxx
236	Plaza Escorial	San Juan	Carolina	PR	1997	2005	100%		524	636	$16.28	Caribbean Cinemas, Home Depot (U), OfficeMax, Old Navy, Sam's Club, Walmart
237	Plaza Cayey	San Juan	Cayey	PR	2004	2005	100%		313	339	$9.19	Caribbean Cinemas (U), Walmart
238	Plaza del Norte	San Juan	Hatillo	PR	2012	2005	100%		682	699	$17.82	Caribbean Cinemas, JCPenney, OfficeMax, Rooms To Go, Sears, T.J. Maxx, Toys "R" Us/Babies "R" Us
239	Plaza Palma Real	San Juan	Humacao	PR	1995	2005	100%		449	449	$16.63	Capri, JCPenney, Marshalls, Pep Boys, Walmart
240	Señorial Plaza	San Juan	Rio Piedras	PR	2010	2005	100%		202	202	$18.42	Pueblo
241	Plaza Vega Baja	San Juan	Vega Baja	PR	1990	2005	100%		185	185	$11.83	Econo
242	Warwick Center	Providence	Warwick	RI	2004	2007	15%	TIAA	153	153	$19.14	Barnes & Noble, Dick's Sporting Goods, DSW
243	Ashley Crossing	Charleston	Charleston	SC	2011	2003	100%		208	217	$9.79	Food Lion, Jo-Ann, Kohl's, Marshalls
244	Wando Crossing	Charleston	Mount Pleasant	SC	2000	1995	100%		205	326	$13.74	Marshalls, Michaels, Office Depot, T.J. Maxx, Walmart (U)
245	Columbiana Station	Columbia	Columbia	SC	2003	2007	15%	TIAA	375	436	$15.57	buybuy BABY, Columbia Grand Theatre (U), Dick's Sporting Goods, Michaels, PetSmart
246	Harbison Court	Columbia	Columbia	SC	2015	2002	100%		242	301	$14.75	Babies "R" Us (U), Marshalls, Nordstrom Rack, Ross Dress for Less
247	Midtowne Park	Greenville	Anderson	SC	2008	2014	5%	BREDDR III	167	174	$11.64	Dick's Sporting Goods, Kohl's, Staples
248	Hobby Lobby Center	Greenville	Greenville	SC	2004	2014	5%	BREDDR III	69	268	$9.11	Hobby Lobby, Walmart (U)
249	The Point	Greenville	Greenville	SC	2005	2007	20%	SAU	104	104	$17.03	REI, Whole Foods
250	Walmart	Greenville	Greenville	SC	1998	2007	100%		200	200	$6.36	Walmart
251	Fairview Station	Greenville	Simpsonville	SC	1990	1994	100%		153	153	$6.86	Ingles, Kohl's
252	The Plaza at Carolina Forest	Myrtle Beach	Myrtle Beach	SC	1999	2007	20%	SAU	140	140	$13.21	Kroger
253	Pavilion of Turkey Creek	Knoxville	Knoxville	TN	2001	2007	15%	TIAA	277	658	$14.77	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
254	Town & Country Commons	Knoxville	Knoxville	TN	1997	2007	15%	TIAA	655	655	$10.64	Bargain Hunt, Best Buy, Conn's, Dick's Sporting Goods, Jo-Ann, Knoxville 16, Lowe's, Staples, Tuesday Morning
255	American Way	Memphis	Memphis	TN	1988	2007	20%	SAU	110	110	$7.72	—
256	Crossroads Square	Morristown	Morristown	TN	2004	2007	20%	SAU	70	95	$6.42	Bargain Hunt, OfficeMax (U)
257	Cool Springs Pointe	Nashville	Brentwood	TN	2004	2000	100%		198	198	$15.38	Best Buy, Ross Dress for Less, Royal Furniture
258	Lowe's Home Improvement	Nashville	Hendersonville	TN	1999	2003	100%		129	141	$8.83	Lowe's
259	Bellevue Place	Nashville	Nashville	TN	2003	2007	15%	TIAA	77	192	$14.06	Bed Bath & Beyond, Home Depot (U)
260	Kyle Crossing	Austin	Kyle	TX	2010	DEV	100%		121	375	$19.22	Kohl's (U), Ross Dress for Less, Target (U)
261	McAlister Square	Dallas	Burleson	TX	2007	2014	5%	BREDDR III	169	169	$11.22	Academy Sports, Party City
262	Cedar Hill Village	Dallas	Cedar Hill	TX	2002	2014	5%	BREDDR III	44	150	$18.19	24 Hour Fitness, JCPenney (U)
263	Eastchase Market	Dallas-FTW	Fort Worth	TX	1997	2014	5%	BREDDR III	262	420	$11.41	Aldi (U), AMC Theatres, Burke's Outlet, Marshalls, Ross Dress for Less, Spec's Wine, Spirits, & Finer Foods, Target (U)
264	The Marketplace at Highland Village	Dallas-FTW	Highland Village	TX	2007	2013	100%		207	451	$16.87	DSW, LA Fitness, Petco, T.J. Maxx/HomeGoods, Walmart (U)
265	MacArthur Marketplace	Dallas-FTW	Irving	TX	2004	2003	100%		252	602	$9.82	Hollywood Theatres, Kohl's, Sam's Club (U), Walmart (U)
266	The Marketplace at Towne Centre	Dallas-FTW	Mesquite	TX	2001	2003	100%		174	399	$16.11	Cavender's (U), Home Depot (U), Kohl's (U), Michaels, PetSmart, Ross Dress for Less
267	Greenway Commons	Houston	Houston	TX	2008	2014	5%	BREDDR III	253	258	$19.10	Costco, LA Fitness
268	Willowbrook Plaza	Houston	Houston	TX	2014	2015	100%		385	393	$15.45	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
269	Bandera Pointe	San Antonio	San Antonio	TX	2002	DEV	100%		500	851	$13.24	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U)
270	Terrell Plaza	San Antonio	San Antonio	TX	2012	2007	100%		108	243	$19.30	Ross Dress for Less, Target (U)
271	Village at Stone Oak	San Antonio	San Antonio	TX	2007	DEV	100%		448	623	$21.28	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
272	Fortuna Center Plaza	Balt-Wash DC	Dumfries	VA	2006	2013	100%		105	232	$16.42	Shoppers Food Warehouse, Target (U)
273	Fairfax Towne Center	Balt-Wash DC	Fairfax	VA	1994	1995	100%		253	253	$19.95	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
274	Springfield Center	Balt-Wash DC	Springfield	VA	1999	2007	100%		177	177	$22.26	Barnes & Noble, Bed Bath & Beyond, DSW, Michaels, The Tile Shop
275	Creeks at Virginia Centre	Richmond	Glen Allen	VA	2002	2007	15%	TIAA	266	266	$15.66	Barnes & Noble, Bed Bath & Beyond, Dick's Sporting Goods, Michaels, Ross Dress for Less
276	Commonwealth Center	Richmond	Midlothian	VA	2002	2007	100%		166	166	$16.45	Michaels, Stein Mart, The Fresh Market
277	Downtown Short Pump	Richmond	Richmond	VA	2000	2007	100%		126	252	$22.37	American Family Fitness, Barnes & Noble, Regal Cinemas, Skate Nation
278	White Oak Village	Richmond	Richmond	VA	2008	2014	5%	BREDDR III	432	956	$15.89	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Sam's Club (U), Target (U)
279	Indian Lakes Crossing	Virginia Beach	Virginia Beach	VA	2008	2014	5%	BREDDR III	71	71	$15.23	Harris Teeter
280	Kroger Plaza	Virginia Beach	Virginia Beach	VA	1997	2007	20%	SAU	68	86	$3.71	Kroger
281	Apple Blossom Corners	Winchester	Winchester	VA	1997	IPO	20%	DDRM	243	243	$11.17	Books-A-Million, HomeGoods, Kohl's, Martin's
282	Winchester Station	Winchester	Winchester	VA	2005	2014	5%	BREDDR III	183	417	$15.78	Bed Bath & Beyond, Michaels, Ross Dress for Less, Walmart (U)
283	Orchards Market Center	Portland	Vancouver	WA	2005	2013	100%		178	209	$16.43	Big 5 Sporting Goods (U), Jo-Ann, LA Fitness, Office Depot, Sportsman's Warehouse
284	Shoppers World of Brookfield	Milwaukee	Brookfield	WI	1967	2003	100%		203	285	$11.63	Burlington, Pick 'n Save (U), Ross Dress for Less, Xperience Fitness
285	Marketplace of Brown Deer	Milwaukee	Brown Deer	WI	1989	2003	100%		410	410	$9.27	Bob's Discount Furniture, Burlington, Michaels, OfficeMax, Pick 'n Save, Ross Dress for Less, T.J. Maxx
286	West Allis Center	Milwaukee	West Allis	WI	1968	2003	100%		264	392	$6.42	Kohl's, Marshalls/HomeGoods, Menards (U), Pick 'n Save
			Total						71,118	97,222

DEV - Property developed by the Company
IPO - Original IPO Property
BREDDR III - BRE DDR Retail Holdings III
BREDDR IV - BRE DDR Retail Holdings IV
DDRM - DDRM Properties
SAU - DDR-SAU Retail Fund
TIAA - DDRTC Core Retail Fund
Note: (U) indicates unowned

INVESTOR RELATIONS DEPARTMENT   3300 ENTERPRISE PARKWAY   BEACHWOOD, OH 44122   P. 216.755.5500   F. 216.755.1500   DDR.COM   DDR LISTED NYSE